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                               Liberty Acorn Funds

                                  Annual Report
                                December 31, 2000

                               [GRAPHIC OMITTED]

     Liberty Acorn Family of Funds

           Annual Report 2000

      >Net Asset Value Per Share as of 12/31/00

                  Liberty   Liberty Acorn      Liberty    Liberty Acorn         Liberty
               Acorn Fund   International    Acorn USA    Foreign Forty    Acorn Twenty
---------------------------------------------------------------------------------------
Class A            $17.19          $23.84       $14.88           $17.15          $14.12
---------------------------------------------------------------------------------------
Class B            $17.17          $23.81       $14.87           $17.13          $14.10
---------------------------------------------------------------------------------------
Class C            $17.17          $23.81       $14.87           $17.14          $14.10
---------------------------------------------------------------------------------------
Class Z            $17.21          $23.85       $14.90           $17.15          $14.13
---------------------------------------------------------------------------------------

      >2000 Year-End Distributions

The following table details the funds' year-end distributions. The record date was November 17, 2000 and the payable date was November 24, 2000.

                                Liberty   Liberty Acorn      Liberty    Liberty Acorn         Liberty
                             Acorn Fund   International    Acorn USA    Foreign Forty    Acorn Twenty
-----------------------------------------------------------------------------------------------------
Long-term Capital Gains           $1.73          $3.59          None             None           $0.20
-----------------------------------------------------------------------------------------------------
Short-term Capital Gains          $0.13           None          None             None            None
-----------------------------------------------------------------------------------------------------
Ordinary Income                   $0.06           None          None             None            None
-----------------------------------------------------------------------------------------------------

---------------------------------
Not FDIC        May Lose Value
Insured         -----------------
                No Bank Guarantee
---------------------------------

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Liberty Acorn Family of Funds Annual Report 2000

      Table of Contents

Share Class Performance                                                        2
         Fund Performance Vs. Benchmarks                                       3

Squirrel Chatter: The Bubble Popped                                            4

Liberty Acorn Fund
         In a Nutshell                                                         6
         At a Glance                                                           7
         Major Portfolio Changes                                              16
         Statement of Investments                                             18

Liberty Acorn International
         In a Nutshell                                                         8
         At a Glance                                                           9
         Major Portfolio Changes                                              24
         Statement of Investments                                             26
         Portfolio Diversification                                            30

Liberty Acorn USA
         In a Nutshell                                                        10
         At a Glance                                                          11
         Major Portfolio Changes                                              31
         Statement of Investments                                             32

Liberty Acorn Foreign Forty
         In a Nutshell                                                        12
         At a Glance                                                          13
         Major Portfolio Changes                                              34
         Statement of Investments                                             35
         Portfolio Diversification                                            37

Liberty Acorn Twenty
         In a Nutshell                                                        14
         At a Glance                                                          15
         Major Portfolio Changes                                              38
         Statement of Investments                                             39

Liberty Acorn Family of Funds
         Statements of Assets and Liabilities                                 41
         Statements of Operations                                             42
         Statements of Changes in Net Assets                                  44
         Financial Highlights                                                 48
         Notes to Financial Statements                                        51
         Report of Independent Auditors                                       54
         Trustees, Officers and Contact Information                           59

Notes On After-tax Returns and Tax Efficiency

Included on each individual fund's "At A Glance" page, after-tax returns show the fund's (Class A shares, without sales charge) annualized after-tax total return for the time period specified. After-tax returns with shares sold shows the funds' annualized after-tax total return for the time period specified plus the tax-effects of selling your shares of the fund at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 39.6% for income and short-term capital gain distributions. Long-term capital gains are currently taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored. The returns provided by Morningstar, Inc. are calculated in a consistent manner.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible percentage would be 100%, which would apply to a fund that had no taxable distributions. Because many interrelated factors effect tax efficiency, it is difficult to predict tax efficiency.

The Liberty Acorn Family of Funds

      >Share Class Performance Average Annual Total Returns through 12/31/00

                                      Class A                             Class B                            Class C
                              Without            With             Without            With             Without           With
                            Sales Charge      Sales Charge      Sales Charge      Sales Charge      Sales Charge     Sales Charge
---------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Fund
(6/10/70)
---------------------------------------------------------------------------------------------------------------------------------
3 month*                        1.82%            -4.04%             1.70%            -2.85%             1.70%              .79%
---------------------------------------------------------------------------------------------------------------------------------
1 year                          9.94%             3.62%             9.82%             5.18%             9.82%             8.89%
---------------------------------------------------------------------------------------------------------------------------------
5 years                        18.95%            17.55%            18.92%            18.72%            18.92%            18.92%
---------------------------------------------------------------------------------------------------------------------------------
10 years                       20.49%            19.78%            20.47%            20.47%            20.47%            20.47%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                   16.91%            16.68%            16.90%            16.90%            16.90%            16.90%
---------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)
---------------------------------------------------------------------------------------------------------------------------------
3 month*                      -13.26%           -18.25%           -13.37%           -17.15%           -13.37%           -14.13%
---------------------------------------------------------------------------------------------------------------------------------
1 year                        -20.05%           -24.65%           -20.15%           -23.52%           -20.15%           -20.82%
---------------------------------------------------------------------------------------------------------------------------------
3 years                        18.25%            15.94%            18.21%            17.49%            18.21%            18.21%
---------------------------------------------------------------------------------------------------------------------------------
5 years                        14.86%            13.51%            14.83%            14.60%            14.83%            14.83%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                   15.69%            14.86%            15.67%            15.67%            15.67%            15.67%
---------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/04/96)
---------------------------------------------------------------------------------------------------------------------------------
3 month*                        3.33%            -2.61%             3.26%            -1.74%             3.26%             2.26%
---------------------------------------------------------------------------------------------------------------------------------
1 year                         -9.11%           -14.34%            -9.18%           -13.61%            -9.18%           -10.06%
---------------------------------------------------------------------------------------------------------------------------------
3 years                         5.76%             3.69%             5.73%             4.85%             5.73%             5.73%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                   14.89%            13.33%            14.87%            14.58%            14.87%            14.87%
---------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)
---------------------------------------------------------------------------------------------------------------------------------
3 month*                      -10.02%           -15.19%           -10.13%           -14.62%           -10.07%           -10.97%
---------------------------------------------------------------------------------------------------------------------------------
1 year                        -13.35%           -18.33%           -13.45%           -17.75%           -13.40%           -14.26%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                   29.75%            26.15%            29.67%            28.60%            29.71%            29.71%
---------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)
---------------------------------------------------------------------------------------------------------------------------------
3 month*                       -2.18%            -7.80%            -2.31%            -7.13%            -2.31%            -3.28%
---------------------------------------------------------------------------------------------------------------------------------
1 year                         11.60%             5.18%            11.44%             6.44%            11.44%            10.44%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                   22.95%            19.54%            22.87%            21.73%            22.87%            22.87%
---------------------------------------------------------------------------------------------------------------------------------

*Quarterly numbers are not annualized.

Past performance does not guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%; and the Class C contingent deferred sales charge of 1% for the first year only.

Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. The new class shares were launched October 16, 2000. The Class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

>Fund Performance Vs. Benchmarks

      Class A Shares, Without Sales Charge, Average Annual Total Returns through 12/31/00*

                                4th+               1                 3                 5                 10               Life
                               Quarter            year              years             years             years            of Fund
--------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Fund (6/10/70)                  1.92%            10.06%            15.88%            18.97%            20.50%            16.91%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                        -7.82%            -9.10%            12.26%            18.33%            17.46%            13.85%
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000                   -6.91%            -3.02%             4.65%            10.31%            15.53%             NA
--------------------------------------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Funds Index               -4.19%             6.93%             7.39%            12.43%             NA                NA
--------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                 -3.85%            17.51%            17.10%            20.41%            19.86%             NA
--------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)       -13.23%           -20.02%            18.27%            14.87%              --              15.69%
--------------------------------------------------------------------------------------------------------------------------------
EMI World ex-U.S.              -5.56%           -10.33%             7.49%             3.83%              --               6.87%
--------------------------------------------------------------------------------------------------------------------------------
EAFE                           -2.68%           -14.17%             9.35%             7.13%              --               9.73%
--------------------------------------------------------------------------------------------------------------------------------
IFCI Composite                -13.79%           -31.76%            -3.83%            -3.67%              --               3.22%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Int'l Small
Cap Funds Index               -10.37%           -14.52%            15.18%            10.47%              --               NA
--------------------------------------------------------------------------------------------------------------------------------
Lipper Int'l
Funds Index                    -4.02%           -14.72%             9.82%            10.20%              --              11.37%
--------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
USA (9/4/96)                    3.47%            -8.99%             5.80%              --                --              14.93%
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000                   -6.91%            -3.02%             4.65%              --                --              10.30%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Funds Index               -4.19%             6.93%             7.39%              --                --              12.08%
--------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                 -3.85%            17.51%            17.10%              --                --              21.84%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                        -7.82%            -9.10%            12.26%              --                --              19.31%
--------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)              -10.02%           -13.35%              --                --                --              29.75%
--------------------------------------------------------------------------------------------------------------------------------
EAFE                           -2.68%           -14.17%              --                --                --               6.18%
--------------------------------------------------------------------------------------------------------------------------------
SSB World ex-US
Cap Range $2-10B               -1.40%            -6.05%              --                --                --               9.03%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Int'l
Funds Index                    -4.02%           -14.72%              --                --                --               9.06%
--------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Twenty (11/23/98)              -2.11%            11.68%              --                --                --              22.99%
--------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                 -3.85%            17.51%              --                --               --               21.13%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Mid Cap
Core Funds Index               -7.48%             6.26%              --                --               --               21.02%
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000                   -6.91%            -3.02%              --                --               --               11.59%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                        -7.82%            -9.10%              --                --               --                7.48%
--------------------------------------------------------------------------------------------------------------------------------

* Class A (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares.

+     Quarterly numbers are not annualized.

Past performance does not guarantee future results. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P Mid Cap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI World ex-US is an index of the bottom 20% of institutionally investable capital of countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World Ex-US Cap Range $2-$10 billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. IFCI Composite is an index of 31 emerging markets which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid Cap Core Funds Index -- 30 mid-cap core funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

>Squirrel Chatter: The Bubble Popped

[PHOTO OMITTED]

A year ago in our annual report, I made an unpopular prediction amid investors' love affair with technology stocks: "Many of the new Internet companies will suffer the biggest massacre of naifs since the Children's Crusade." That forecast was correct. Technology charts went vertical in early 2000, as IPO salesmen and day traders watched, hoping to keep living in their hand-to-mouse fashion. But the sector then spun downward and crashed.

Energy in the '80s

      The Internet stocks were a spectacular example of a market mania followed by a debacle. While this latest cycle was dramatic, it was not unique. In 1980, the 1 growth stock was Schlumberger, an oil service company. From 1968 to 1980, energy stocks went from 14% to 27% of the S&P 500. During the period, every portfolio manager was an amateur geologist, with a four-color map of the Overthrust Belt pinned to his wall. Private investors lined up to buy tax-shelter drilling partnerships from good ol' Billy Bob in San Antonio because we all knew that crude oil would be $100 per barrel in 2000.

    -------------------------------------------------------
    S&P Sector
    Weight:         1968     1980    1992     1999     2000
    -------------------------------------------------------
    Energy           14%      27%      10%       5%      6%
    -------------------------------------------------------
    Technology        7%      10%       7%      30%     22%
    -------------------------------------------------------

Source: Tom Galvin, "Inside the Index," Credit Suisse First Boston.

      This seemed like a good idea since oil and gas was a giant, profitable, and necessary industry. Energy consumption increased steadily between 1980 and 2000. However, crude oil prices did not go up as hoped; oil stocks were a bad idea for the next twenty years. By 1999, energy stocks had dropped from 27% of the S&P 500 to a measly 5%.

      In comparison, technology stocks, only 7% of the S&P 500 in 1992, had a terrific run, peaking at 30% of the S&P in 1999. Private investors lined up to buy venture capital partnerships from Yoshi and Deepak in Sunnyvale because we all knew that everyone would spend $100 per day on the Internet in 2020. Are technology stocks going back down from 30% to 10% of the S&P 500? We don't know but this example suggests that may be a likely outcome.

Honeyfugling

Technology mania caused many to turn a blind eye to Old Economy issues including the amount of energy required to keep all this technology up and running. The good citizens of California have enjoyed enormous growth in population as New Economy companies grew in the Silicon Valley. They also kept their environment in good condition by stopping construction of smelly, ugly industrial facilities such as refineries and electrical generating plants. The Greens started with the anti-growth acronym NIMBY ("Not in my back yard") but have now raised the level to BANANA ("Build absolutely nothing anywhere near anybody!"). Total victory. No new large utility plants have been built in California for 12 years while electric consumption has increased by over 28% during this same period.

      "Suddenly" we have a shortage of electricity in California, with blackouts, soaring prices, nearly bankrupt utilities, and embarrassed regulators and politicians. Who could not have predicted that if you increase demand without increasing supply that would lead to a bust? California is now wallowing in the worst regulatory mess in recent history as long-term, fixed-price sales contracts are leaving suppliers short because they are forced to buy fuel in a more expensive energy market.

      But even utility goof-ups are nothing new. Electric utilities began in the 1900-1910 era, and took off in the 1920s. Utility stocks were a good idea; demand was soaring as households bought electric lights, irons and laundry machines; stores and theaters put in elevators and air conditioners; and factories switched to electric motors from shaft-and-belt power systems. Electric power consumption grew at 7% per year from 1910 to 1970, new generating technology allowed steady price reductions, and utilities were great stable growth companies. How could utility investors miss?

      One word converted a good idea into a bad one: leverage. Insull Utility Investments, United Corporation and Standard Gas and Electric built complex holding companies with very high debt loads, a precedent for Long Term Capital Management in 1998.

      When depression struck in 1930, the local utility companies still produced and sold electricity, but not enough to keep paying dividends(1) on their stock. That meant no cash went to the holding companies, so the holding companies went broke.

      The writings of the 1920s and '30s showed a general distrust for this thing called leverage:

      "A further serious defect of overdeveloped holding company organization is the temptation afforded to prestidigitation, double shuffling, honeyfugling, hornswoggling, and skullduggery ... all sorts of nefarious dealings."(2)

      Congress passed the Public Utility Holding Company Act of 1935 to prevent anybody from trying such foolishness again.

What Now?

Internet stocks collapsed in 2000. That doesn't mean that technological change has stopped. It does mean that technology stocks are going to be valued by the same rules as the rest of the market. What this demystification of technology means to us is that a balanced approach to investing -- one that includes exposure to many different areas of the market -- continues to make the most sense. Additionally, two positive economic changes are in the pipeline: 1) Bush's proposed tax cut may help the economy and the stock market; 2) Financial Accounting Standards Board (FASB) amortization rules are likely to change, which may make corporate acquisitions even more popular.(3)

2000 Scarlet A Winners

      "The market value of the stock depends, not on the opinion as to the ultimate success of the undertaking, but rather how far circumstances will tend to sustain or increase the public appetite for speculation. Nothing can show this more powerfully than the fact that we see nine or ten proposals for nearly the same line of business, all at a premium, when it is well known that only one CAN succeed..."(4)

      These words appeared in The Economist at the height of the IPO mania in 1845 when the New Technology railway stock mania in England was at its height.

      As history has tried to teach us, in a speculative market it is crucial to find the one company that can succeed among the wannabe names. Our analyst team is very good at finding those companies, but we also get help from Wall Street firms and other sources. Every year we honor some of these individuals by presenting these sages with a prestigious Scarlet A diploma. To be considered in 2000, the recommended domestic stock had to increase more than 66% and gain more than $34 million during the year. On the international side, the criteria was a 50% increase and $16 million gain in 2000.

      Within the health care sector we have two repeat Scarlet A winners. Ron Getto, formerly of Donaldson Lufkin & Jenrette, got the award last year for NTL. This year his winning idea was First Health Group. Myriad Genetics, a biotechnology name, was a '99 winner and David Stone of Liberty Tree Advisors earns another Scarlet A for this outstanding stock in 2000.

      SEI Investments, a mutual fund administrator and investment manager, was a big winner in 2000. Jackson Spears of ABN AMRO gets the Scarlet A for this pick. Also an investment company, Neuberger Berman brought in high returns. Kudos to Richard Strauss of Goldman Sachs for this pick.

      Reed Bingham, now retired, is also a repeat winner. His gambling pick, International Game Technology, was awarded a Scarlet A in 1992 and 1993. Despite having good earnings from 1993-2000, it took seven years for the stock to top its 1993 high proving, once again, that a good company is not the same as a good stock. Gas price increases fueled Cross Timber Oil's stock. Our thanks to Brad Beago of Credit Lyonnais for bringing this one to our attention.

      International winners included the Netherland's Endemol, a media name brought to us by one of our top Dutch brokers, Mark de Natris. Mark, formerly with Kempen, is now with Fortis. Credit for Switzerland's Julius Baer Holding, a banking and brokerage firm, goes to David Craigin who is currently working with a London-based hedge fund, Landsdown Partners. Our thanks to David for following this sector with intelligence and persistence. Lastly, UK facilities management company Serco earns a Scarlet A for Paul Pindar of Capita Group who suggested the stock back in 1994 when the stock was woefully undervalued.


/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Liberty Wanger Asset Management, L.P.
Lead Portfolio Manager, Liberty Acorn Fund

--------------------------------------------------------------------------------

(1) A "dividend" was some sort of payment companies mailed to their shareholders in the olden days. Nobody remembers why they did that. Today, companies only send money to shareholders as a result of a class action suit.
(2) Ripley, William Z., Main Street and Wall Street, Little Brown, Boston, 1927. Honeyfugle: To dupe, deceive or swindle (OED).
(3) Goodwill won't have to be amortized. Some have dubbed the FASB rule change, "The Investment Banker Relief Act of 2001."
(4) The Economist, 25 October 1845. Quoted in Devil Take the Hindmost, a History of Financial Speculation, Chancellor, Edward. Plume, NYC 2000.

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund

      >In a Nutshell

[PHOTOS OMITTED]

Liberty Acorn Fund was up 9.94% (Class A shares, without sales charge) for the year, beating all of its benchmark indexes (see Page 1) except the S&P MidCap
400. For the quarter, the Fund saw positive returns, up 1.82%, while the Russell 2000, down 6.91%, and the S&P 500, off 7.82%, were negative. The market debacle that began in March brought down hundreds of stocks. We like to call the period in which stock groups run up to unsustainable levels the "bacle." Market history is made up of a series of these bacles and debacles. The 1999 to 2000 cycle was the biggest bacle/debacle we've seen. Against this backdrop, we feel surviving 2000 with a 10% return was a good result.

The 1999 to 2000 cycle was the biggest bacle/debacle we've seen. Against this backdrop, we feel surviving 2000 with a 10% return was a good result.

      We introduced an "energy matters" theme in our March 2000 report. Energy really did matter for the year as price jumps for oil and natural gas pushed up earnings for energy companies. Cross Timbers Oil was a gusher, up 360%, Dynegy was dynamic, up 220%, and Equitable Resources doubled.

      You perhaps noticed that Wanger Asset Management was acquired by Liberty last year and now Liberty Financial is exploring strategic alternatives including the possible sale of Liberty. We were not alone in this trend. Consolidation across financial services companies helped stocks across our sector. Neuberger Berman surged 230%, SEI Investments rallied 184%, while Phoenix Investment doubled. Lenders TCF Financial and AmeriCredit compounded 85% and 47%, respectively.

      Health care stocks also strengthened in 2000. Myriad Genetics grew 256%, Protein Design Labs increased 147%, Inhale Therapeutics gained 134%, and First Health Group rose 73%. Liberty Acorn Twenty Manager John Park prescribed these stocks for Liberty Acorn Fund, helping us to achieve these healthy returns. On his recommendation, we've sold some of the Fund's winners.

      Liberty Acorn's foreign stocks -- roughly 9% of the portfolio -- had a dramatic 39% collapse in 2000 after having a dramatic 139% increase in 1999. Softbank softened 89%, giving back much of its 15-fold gain of 1999 (Over the last two years we realized a profit of $96 million on Softbank). NTL was down 76%. On the domestic side, Liberty Media (no relation) halved. We sold portions of all three holdings at high prices, but the Fund's remaining positions did hurt overall returns.

      We continue to search for reasonably priced small-cap companies that have good fundamentals. The Fund recently bought some depressed retail and even technology stocks in hopes of getting in early on a turnaround in these sectors.

      Steven Desanctis of Prudential Securities recently compiled data on long-term small-cap stock performance. Since 1932, there have been five major periods of small-cap outperformance, averaging 5.7 years and ranging from 3.3 to
8.5 years in duration. Because small caps began to outperform in March 1999, this up cycle is just 1.75 years old. Furthermore, small cap price-to-earnings ratios currently average about 25% below large caps. While impossible to predict how long the small-cap uptrend will continue, we think this is a great time to buy small cap stocks.


/s/ Ralph Wanger                                        /s/ Charles P. McQuaid

Ralph Wanger                                            Charles P. McQuaid
Lead Portfolio Manager                                  Co-Portfolio Manager

================================================================================

                                    Ahead of
--------------------------------------------------------------------------------
                                             the Crowd

We've followed Dynegy a long time. Jason Selch, our energy analyst, first knew the company as Natural Gas Clearinghouse before it went public. In fact, we bought shares of Trident-NGL in anticipation of its 1995 merger with NGC, which effectively took NGC public. The Fund held a position through additional acquisitions as the company became a leader in gas processing/marketing plus unregulated electric generation/marketing. When the company agreed to merge with Illinova in 1999, Jason forecasted an improved competitive position and a much larger stock float (percentage of outstanding shares). Since Jason was the only attendee at a Chicago analyst meeting describing the merger, we knew the stock was undiscovered. Consequently, we hiked Liberty Acorn Fund's holdings. Following the completion of the merger, the stock jumped 220% in 2000 and became Liberty Acorn's fifth largest position.

================================================================================

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/00, the Fund's positions in the holdings mentioned were: Cross Timbers Oil, 2.6%; Dynegy, 2.0%; Equitable Resources, 1.2%; Neuberger Berman, 1.6%; SEI Investments, 3.0%; Phoenix Investments, 1.2%; TCF Financial, 1.1%; AmeriCredit, 2.6%; Myriad Genetics, 0.7%; Protein Design Labs, 0.5%; Inhale Therapeutics, 0.7%; First Health Group, 1.9%; Softbank, 0.4%; NTL, 0.1%; Liberty Media, 0.9%.

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund

      >At a Glance                                          Ticker Symbol: ACRNX

Pre tax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                  ------------------------------------------------------------------------------------------------------------------
                                 1 Year                                5 Years                              10 Years
                  ------------------------------------------------------------------------------------------------------------------
                                       After-                                 After-                                 After-
                                       tax w/     Tax                         tax w/     Tax                         tax w/     Tax
                                       shares    Effi-                        shares    Effi-                        shares    Effi-
                  Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency
------------------------------------------------------------------------------------------------------------------------------------
Liberty
Acorn Fund         3.62%     0.02%      2.57%     NM      17.55%   14.32%     13.63%    81.6%    19.78%    17.24%    16.35%   87.2%
------------------------------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*    12.84%     9.67%       NA      75.3%+   12.95%   10.37%       NA      80.1%+   15.92%    12.95%      NA     81.3%+
------------------------------------------------------------------------------------------------------------------------------------
Small Growth
Category Avg.*    -5.71%    -9.65%       NA       NM      14.57%   11.38%       NA      78.1%+   17.05%    14.17%      NA     83.1%+
------------------------------------------------------------------------------------------------------------------------------------

* Source: Morningstar, Inc. The Fund has regularly appeared in both Morningstar categories shown.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide after-tax w/ shares sold returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See Page 1 of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn Fund Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

    [The following was represented by a pie chart in the printed material.]

24.5%   Information
        Software & Services             10.9%
        Computer Related Hardware        8.0%
        Media                            3.2%
        Telecom                          2.4%

18.9%   Finance
7.6%    Other*
13.7%   Consumer Goods/Services
6.4%    Real Estate
13.9%   Energy/Minerals
7.0%    Industrial Goods/Services
8.0%    Health Care

*Other includes cash and other assets less liabilities of 5.6%. Foreign equities within the portfolio were 9.0% diversified by country as follows: 4.8% Europe; 2.4% Canada; 0.7% Asia without Japan; 0.5% Australia; 0.1% Emerging markets; 0.4% Japan; and 0.2% Latin America.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Fund
--------------------------------------------------------------------------------

      >December 31, 1990 through December 31, 2000

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 6/10/70, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Acorn Fund. The Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Fund and the Acorn Fund. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Fund Total Net Assets: $4,026.1 million

  [The following was represented by a mountain graph in the printed material.]

Liberty Acorn Fund - A                          $64,483

S&P 500                                         $49,888

Liberty Acorn Fund - A with sales charge        $60,775





Without sales charge   Class A       Class B       Class C            Class Z
                       $64,483       $64,408       $64,408            $64,550

With sales charge      Class A       Class B       Class C            Class Z
                       $60,775       $64,408       $64,408                N/A


              Liberty Acorn         Liberty Acorn                  S&P
                   Fund - A         Fund - A with                  500
                                     sales charge

12/31/90              10000                  9425                10000
                      10596                  9986.73             10434
                      11461.7               10802.6              11179
3/31/91               11925.9               11240.1              11449.5
                      12309.9               11602.1              11477
                      12889.7               12148.5              11970.5
6/30/91               12334.2               11624.9              11422.3
                      12904                 12162                11954.5
                      13393.1               12623                12236.7
9/30/91               13405.1               12634.3              12032.3
                      13828.7               13033.6              12193.5
                      13436                 12663.4              11703.4
12/31/91              14735.2               13888                13039.9
                      15525                 14632.4              12797.4
                      16090.1               15165                12962.4
3/31/92               15975.9               15057.3              12711
                      15491.8               14601.1              13083.4
                      15558.5               14663.9              13147.5
6/30/92               15178.8               14306                12951.6
                      15749.6               14844                13480
                      15497.6               14606.5              13205
9/30/92               15771.9               14865                13360.9
                      16604.6               15649.9              13406.3
                      17574.3               16563.8              13862.1
12/31/92              18301.9               17249.5              14032.6
                      19088.9               17991.3              14150.5
                      19035.5               17940.9              14342.9
3/31/93               20065.3               18911.5              14645.6
                      19561.6               18436.8              14291.1
                      21173.5               19956                14672.7
6/30/93               21414.9               20183.5              14715.3
                      21305.7               20080.6              14656.4
                      22711.8               21405.9              15211.9
9/30/93               23375                 22031                15094.7
                      24265.6               22870.3              15407.2
                      23348.4               22005.8              15260.8
12/31/93              24216.9               22824.5              15445.5
                      24338                 22938.6              15970.6
                      24043.5               22661                15537.8
3/31/94               22879.8               21564.2              14861.9
                      23069.7               21743.2              15052.2
                      22809                 21497.5              15297.5
6/30/94               22029                 20762.3              14922.7
                      22740.5               21432.9              15412.2
                      23788.8               22421                16042.6
9/30/94               23491.5               22140.7              15651.1
                      23404.6               22058.8              16001.7
                      22494.1               21200.7              15419.2
12/31/94              22413.1               21124.4              15647.5
                      21991.8               20727.2              16052.7
                      22706.5               21400.9              16677.2
3/31/95               23035.8               21711.2              17169.1
                      23291.5               21952.2              17673.9
                      24006.5               22626.1              18379.1
6/30/95               24976.4               23540.2              18805.5
                      26190.2               24684.3              19428
                      26467.8               24945.9              19476.5
9/30/95               27005.1               25452.3              20298.4
                      25876.3               24388.4              20225.4
                      26616.4               25085.9              21111.2
12/31/95              27076.8               25519.9              21518.7
                      27515.5               25933.3              22250.3
                      28591.3               26947.3              22457.2
3/31/96               29148.9               27472.8              22672.8
                      30702.5               28937.1              23006.1
                      31798.6               29970.2              23597.4
6/30/96               31181.7               29388.7              23687
                      29572.7               27872.3              22640.1
                      30705.3               28939.8              23117.8
9/30/96               31835.3               30004.8              24417
                      31673                 29851.8              25090.9
                      32563                 30690.6              26985.3
12/31/96              33184.9               31276.8              26451
                      34353                 32377.7              28101.5
                      33913.3               31963.3              28323.5
3/31/97               32370.2               30509                27162.3
                      32548.3               30676.8              28781.1
                      35129.4               33109.4              30539.7
6/30/97               36741.8               34629.1              31898.7
                      38623                 36402.2              34434.6
                      38800.6               36569.6              32506.3
9/30/97               41776.7               39374.5              34284.4
                      40544.2               38212.9              33139.3
                      40544.2               38212.9              34673.6
12/31/97              41476.8               39091.8              35270
                      40742.6               38399.9              35658
                      43720.9               41206.9              38228.9
3/31/98               46453.5               43782.4              40186.2
                      47136.3               44426                40596.1
                      45354.6               42746.7              39897.9
6/30/98               46325.2               43661.5              41517.7
                      43698.5               41185.9              41077.7
                      35727.9               33673.6              35141.9
9/30/98               37289.2               35145.1              37394.5
                      39172.3               36919.9              40431
                      40782.3               38437.3              42881.1
12/31/98              43971.5               41443.1              45351
                      43945.1               41418.3              47246.7
                      41963.2               39550.3              45777.3
3/31/99               42408                 39969.5              47608.4
                      45877                 43239                49450.9
                      46606.4               43926.5              48283.8
6/30/99               49095.2               46272.2              50953.9
                      49807.1               46943.2              49369.2
                      48352.7               45572.4              49122.4
9/30/99               48086.8               45321.8              47776.4
                      49539                 46690.5              50800.7
                      53051.3               50000.8              51832
12/31/99              58637.6               55265.9              54879.7
                      57212.7               53923                52124.7
                      61452.2               57918.7              51139.6
3/31/00               58889.6               55503.5              56141
                      56863.8               53594.1              54451.2
                      55664                 52463.3              53334.9
6/30/00               57812.6               54488.4              54646.9
                      58049.7               54711.8              53794.5
                      62281.5               58700.3              57135.1
9/30/00               63321.6               59680.6              54118.4
                      61675.2               58128.9              53891.1
                      58431.1               55071.3              49644.4
12/31/00              64483                 60775                49888

--------------------------------------------------------------------------------

Liberty Acorn Fund Top 10 Holdings
--------------------------------------------------------------------------------

1. SEI Investments                      3.0%
Mutual Fund Administration

2. AmeriCredit                          2.6%
Auto Lending

3. International Game
Technology                              2.6%
Slot Machines & Progressive Jackpots

4. Cross Timbers Oil                    2.6%
Natural Gas Producer

5. Dynegy                               2.0%
Natural Gas & Electric Processing,
Production and Marketing

6. First Health Group                   1.9%
PPO Network

7. Expeditors International of
Washington                              1.9%
International Freight Forwarder

8. National Data                        1.6%
Credit Card & Health Claims Processor

9. Neuberger Berman                     1.6%
Major Asset Management Company

10. Harley-Davidson                     1.5%
Motorcycles & Related Merchandise

The Fund's top 10 holdings and portfolio diversification will vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International

      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn International declined 13.26% (Class A shares, without sales charge) in the fourth quarter of 2000, ending the year down 20.05%. It was a difficult investment climate for the international category in general, with the average international mutual fund down just shy of 15%* for the 12 months ended December 31, 2000.

We have one of the most knowledgeable and experienced teams in the industry for finding great companies early. We believe today's more balanced investment climate favors our style of research-intensive analysis.

      Much of what hurt the Fund's performance in 2000 was the opposite of what helped in the past. Our best market in 1999 was Japan (portfolio holdings made $250 million for the Fund), and our worst market in 2000 was Japan (Fund investments lost $217 million). Sectors that recently drove portfolio performance shifted into reverse in 2000. European Information Technology service stocks, for example, suffered a post-Y2K hangover, dropping Finland and Sweden to the bottom of European rankings after years of being among the top performers. Technology in general performed poorly whether quoted in Taiwan, Israel or elsewhere. Currency trends also favored the dollar in 2000, producing losses for the Fund on holdings denominated in foreign currencies of $143 million.

      Several stocks that contributed the most to performance in 2000 did so because we sold them near the top. Reducing our positions in Editoriale L'Espresso and Baltimore Technologies by half during the first quarter allowed us to book $33 million in year 2000 gains, on top of the $96 million made last year. The Fund also picked up a combined $44 million windfall on Lusomundo and Endemol. Both of these stocks were acquired by telecom companies at the height of the craze for media content. Other big gainers for the Fund that are still large holdings, include Li & Fung (+$44 million), Serco (+$31 million), and relative newcomer Amdocs (+$29 million).

      We learned long ago not to try to time markets. Our approach with Liberty Acorn International is to concentrate on what we know best -- small-cap foreign stocks that are not in every institutional investor's portfolio. In our experience, when such stocks become institutional darlings their prices can soar. We have one of the most knowledgeable and experienced teams in the industry for finding great companies early. We believe today's more balanced investment climate favors our style of research-intensive analysis. Should you call and not find us at home, we are out looking for undiscovered investment ideas that may propel performance in years to come.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

================================================================================

                               Building Barriers
--------------------------------------------------------------------------------
                                           to Entry

Netherlands-based Buhrmann distributes office supplies to corporate accounts. Its Corporate Express division is 1 in the world, but has plenty of room to grow because the industry is very fragmented. That will change as customers look to fewer suppliers for better service. Buhrmann has the IT systems, delivery infrastructure, and strong management to emerge a winner in the consolidation sweepstakes. Already 7% of its business is conducted online. At 12-times projected 2001 earnings, we think it is a bargain.

================================================================================

* Based on the Lipper International Small-Cap Funds Category average, down 14.52% for the 1-year period ended 12/31/00. The category contained 79 funds.

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/00, the Fund's positions in the holdings mentioned were: Editoriale L'Espresso, 0.0%; Baltimore Technologies, 0.2%; Lusomundo, 0.0%; Endemol, 0.0%; Li & Fung, 3.2%; Serco, 2.5%; Amdocs, 2.0%.

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International

      >At a Glance                                          Ticker Symbol: ACINX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                 -------------------------------------------------------------------------------------------------------------------
                                 1 Year                                5 Years                              Life of Fund
                 -------------------------------------------------------------------------------------------------------------------
                                       After-                                 After-                                 After-
                                       tax w/     Tax                         tax w/     Tax                         tax w/     Tax
                                       shares    Effi-                        shares    Effi-                        shares    Effi-
                  Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency
------------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International    -24.65%   -27.42%   -14.93%      NM      13.51%    11.74%    10.77%    86.9%    14.86%    13.75%    12.56%    92.5%
------------------------------------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*   -15.66%   -17.73%      NA        NM       9.43%     7.43%      NA      78.8%+     NA        NA        NA        NA
------------------------------------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See Page 1 of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn International Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

    [The following was represented by a pie chart in the printed material.]

19.7%   Business Services
12.8%   Consumer Goods & Services
12.0%   Other *
10.1%   Broadcasting & Media Content
7.5%    Industrials
1.6%    Telecommunications
2.7%    Computer Hardware
10.1%   Financials
3.9%    Computer Software
8.7%    Other Industries
4.6%    Technology Services
6.3%    Health Care

*Other includes cash and other assets less liabilities of 12.0%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn International
--------------------------------------------------------------------------------
      >September 23, 1992 through December 31, 2000

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/23/92, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Acorn International. The Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Fund and Acorn International. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The EMI World ex-U.S. is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries outside the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Total Net Assets: $2,479.1 million

  [The following was represented by a mountain graph in the printed material.]

Liberty Acorn International - A                 $33,388

Liberty Acorn Fund - A with sales charge        $31,468

EMI World ex-US                                 $17,324


Without sales charge     Class A        Class B      Class C          Class Z
                         $33,388        $33,348      $33,348          $33,402

With sales charge       Class A        Class B      Class C           Class Z
                         $31,468        $33,348      $33,348              N/A


          Liberty Acorn            Liberty Acorn                      EMI World
          Fund - A                  International                      ex-US
                                        - A with
                                     sales charge

9/23/92               10000                  9425                      10000
9/30/92               10010                  9434.43                   10053
12/31/92              10690.8               10076.1                    9590.49
3/31/93               12000.7               11310.7                    11026.7
6/30/93               12920.5               12177.6                    12190.7
9/30/93               13910.3               13110.5                    12937.3
12/31/93              15939.8               15023.2                    12573.3
3/31/94               15849.3               14938                      13698
6/30/94               15548.7               14654.7                    14198.6
9/30/94               16491.1               15542.8                    14099.2
12/31/94              15334                 14452.3                    13639.8
3/31/95               14810.5               13958.8                    13556.5
6/30/95               15726.5               14822.2                    13550.1
9/30/95               16824.8               15857.4                    14085.5
12/31/95              16704.9               15744.3                    14354.8
3/31/96               18205.9               17159                      15178.6
6/30/96               19596.1               18469.3                    15849.2
9/30/96               19365.4               18251.9                    15490.1
12/31/96              20157.2               18998.2                    15393.2
3/31/97               20589.7               19405.8                    15110.5
6/30/97               21813.3               20559                      16196.5
9/30/97               21666.8               20421                      15542.4
12/31/97              20196.2               19034.9                    13946.6
3/31/98               23862.4               22490.3                    16345.2
6/30/98               24339.3               22939.8                    16287.4
9/30/98               20431.6               19256.8                    13823
12/31/98              23308.5               21968.3                    15641.6
3/31/99               23580.3               22224.4                    15865.1
6/30/99               27230.1               25664.3                    16840.8
9/30/99               29496.1               27800.1                    17698.3
12/31/99              41776.4               39374.2                    19315.6
3/31/00               46826.5               44134                      19707
6/30/00               40186.1               37875.4                    19363.3
9/30/00               38507.3               36293.1                    18343.7
12/31/00              33388                 31468                      17324

--------------------------------------------------------------------------------

Liberty Acorn International Top 10 Holdings
--------------------------------------------------------------------------------

1. Li & Fung (Hong Kong)                        3.2%
Sourcing of Consumer Goods

2. Serco Group (United Kingdom)                 2.5%
Facilities Management

3. Rhoen Klinikum (Germany)                     2.4%
Hospital Management

4. Autogrill (Italy)                            2.2%
Restaurants & Catering for Travelers

5. Amdocs (Israel)                              2.0%
Telecommunications Billing &
Customer Care Software

6. Venture Manufacturing
(Singapore)                                     1.9%
Electronic Manufacturing Services

7. Cie Fin Richemont
(Switzerland)                                   1.6%
Luxury Goods

8. Capita Group
(United Kingdom)                                1.5%
Outsourcing Services

9. Irish Life & Permanent
(Ireland)                                       1.5%
Savings Products

10. Orix (Japan)                                1.4%
Finance Leasing

The Fund's top 10 holdings and portfolio diversification will vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA

      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn USA ended the quarter up 3.3% (Class A shares, without sales charge), strongly outperforming the Russell 2000, down 6.91%. For 2000, the Fund was down 9.1%, underperforming the 3.02% decline of the Russell 2000 Index.

      The year 2000 consisted of two very distinct six-month periods for Liberty Acorn USA. At June 30, the Fund was down 16.1% due largely to the mid-March Nasdaq collapse that sent tech stocks reeling. But the Fund regained its footing in early July and posted an 8.3% return for the second half of the year.

Going forward, we are optimistic about the prospects for the Fund and small caps in general. Small stocks have finally started to outperform large stocks* and valuations in smaller company growth names continue to be very attractive.

      For the quarter and the year, two health-care stocks topped the portfolio performance list. First Health Group operates the largest national Preferred Provider Organization (PPO) network and while it operates very differently from HMOs, it tends to follow the HMO market cycle. In 2000, the HMO sector nearly doubled returns. The Fund's other health-care winner was Lincare Holdings, a leading provider of respiratory-care equipment. Favorable rulings that eased some of the regulatory pressure on the company breathed new life into the stock mid-year, causing it to triple.

      Dynegy was another big winner for 2000. Natural gas prices are more than triple what they were last year and electricity prices are also on the rise. As an electricity and natural gas marketer, Dynegy is a beneficiary of these trends. Its stock also tripled in 2000.

      Underperformers were -- no surprise -- largely technology and telecommunication names. While Micros Systems, a developer of systems used in restaurants and hotels, went up during the fourth quarter, it was not enough to offset earlier losses. Other stocks that hurt the Fund's performance included Sykes (call center services), RCN (local market telecom services), Project Software (software developer) and Telephone and Data Systems (telephone services). The Fund sold Sykes and RCN mid-year. We do continue to own select tech and telecom stocks. We kept names that we feel control a specific market niche. As long-term investors, we will keep stocks that are down as long as the original reason for the purchase still holds true.

      Going forward, we are optimistic about the prospects for the Fund and small caps in general. Small stocks have finally started to outperform large stocks* and valuations in smaller company growth names continue to be very attractive.


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

================================================================================

                              Reaping Profits from
--------------------------------------------------------------------------------
                                    Debits and Credits

Concord EFS was a 2000 find that ended the year among Liberty Acorn USA's top performers. A credit card processor, Concord's success has come from recognizing untapped opportunities. Concord recently announced plans to acquire Star Systems, the second largest debit card network in the country. This acquisition will give Concord a 50% share of all debit transaction processing. It was a smart move considering credit card transaction growth is hovering in the teens, while debit card usage is growing by more than 30%. They also introduced the pay-at-the-pump option found in nearly all modern gas stations today. With a growth rate of more than 40%, it is not surprising that this stock more than doubled in 2000.

================================================================================

* From 12/31/99 to 12/31/00, the Russell 2000 was down 3.02% while the large-cap focused S&P 500 declined 9.10%.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/00, the Fund's positions in the holdings mentioned were: First Health Group, 2.9%; Lincare Holdings, 4.3%; Dynegy, 3.2%; Micros Systems, 4.3%; Sykes, 0.0%; RCN, 0.0%; Project Software, 0.6%; Telephone and Data Systems, 7.0%; Concord EFS, 0.0%.

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA

      >At a Glance                                          Ticker Symbol: AUSAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                 -------------------------------------------------------------------------------------------------------------------
                                 1 Year                                3 Years                              Life of Fund
                 -------------------------------------------------------------------------------------------------------------------
                                       After-                                 After-                                 After-
                                       tax w/     Tax                         tax w/     Tax                         tax w/     Tax
                                       shares    Effi-                        shares    Effi-                        shares    Effi-
                  Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency
------------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
USA              -14.34%   -14.75%   -10.62%      NM      3.69%     2.31%     2.39%    62.6%     13.33%    12.10%    10.60%    90.7%
------------------------------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*    12.84%     9.67%      NA      75.3%+    7.01%     5.14%      NA      73.3%+      NA        NA        NA        NA
------------------------------------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See Page 1 of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn USA Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

    [The following was represented by a pie chart in the printed material.]

12.6%   Finance
35.6%   Information
        Telecommunications              11.3%
        Software & Services             18.2%
        Computer Related Hardware        4.3%
        Media                            2.2%
11.9%   Energy/Minerals
15.0%   Health Care
12.4%   Other*
8.0%    Consumer Goods/Services
4.5%    Industrial Goods/Services

*Other includes cash and other assets less liabilities of 7.2%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn USA
--------------------------------------------------------------------------------
      >September 4, 1996 through December 31, 2000

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/96, but until 10/16/00, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/00 is based on the performance of Acorn USA. The Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Fund and Acorn USA. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Total Net Assets: $224.2 million

  [The following was represented by a mountain graph in the printed material.]

Liberty Acorn USA - A                           $18,231

Russell 2000                                    $15,283

Liberty Acorn USA - A with sales charge         $17,182


Liberty Acorn USA:


Without sales charge    Class A          Class B     Class C          Class Z
                        $18,231          $18,218     $18,218           $18,255

With sales charge       Class A          Class B     Class C          Class Z
                        $17,182          $18,018     $18,218              N/A


              Liberty Acorn         Liberty Acorn                      Russell
                    USA - A          USA - A with                      2000
                                     sales charge

9/4/96                10000                  9425                      10000
9/30/96               10720                 10103.6                    10359.9
12/31/96              11649.3               10979.5                    10898.9
3/31/97               11479.9               10819.8                    10335.3
6/30/97               13319.1               12553.2                    12010.7
9/30/97               15339.8               14457.8                    13798.3
12/31/97              15413.4               14527.1                    13336.2
3/31/98               17401.7               16401.1                    14677.7
6/30/98               17526.7               16519                      13993.4
9/30/98               14153.6               13339.8                    11174.3
12/31/98              16307.7               15370                      12996.7
3/31/99               15017.9               14154.4                    12291.7
6/30/99               17652.3               16637.3                    14203.3
9/30/99               16867.7               15897.8                    13305.2
12/31/99              20060.5               18907                      15759.4
3/31/00               19821.4               18681.7                    16875.8
6/30/00               16835.2               15867.2                    16237.9
9/30/00               17643.5               16629                      16417.4
12/31/00              18231.5               17183.2                    15283

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Liberty Acorn USA Top 10 Holdings

1. AmeriCredit                                  7.3%
Auto Lending

2. Telephone and Data
Systems                                         7.0%
Cellular & Telephone Services

3. Conectiv                                     4.7%
Electric Utility

4. National Data                                4.4%
Credit Card & Health
Claims Processor

5. Lincare Holdings                             4.3%
Home Health Care Services

6. Micros Systems                               4.3%
Information Systems for
Restaurants & Hotels

7. JDA Software                                 3.4%
Applications/Software & Services
for Retailers

8. Dynegy                                       3.2%
Natural Gas & Electric Processing,
Production and Marketing

9. Tektronix                                    3.2%
Analytical Instruments

10. ITT Educational Services                    3.0%
Technology Oriented Postsecondary
Degree Programs

The Fund's top 10 holdings and portfolio diversification will vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty

      >In a Nutshell

[PHOTOS OMITTED]

Liberty Acorn Foreign Forty ended the fourth quarter of 2000 down 10.0% (Class A shares, without sales charge) and finished the year off 13.4%. The Fund underperformed its benchmark indexes for the quarter (see Page 1) but ended the year slightly ahead of the EAFE Index and the Lipper International Funds Index. While the Fund proved its ability to outperform on the bull market side in 1998 and 1999, this year gave Liberty Acorn Foreign Forty a chance to test its bear market strength. We believe the final scores for 2000 suggest the Fund has been able to compete in down cycles as well.

The bear market in technology and Internet stocks was not just a U.S. phenomenon. Technology and telecom stocks around the world mimicked the Nasdaq's 39% drop.

      The bear market in technology and Internet stocks was not just a U.S. phenomenon. Technology and telecom stocks around the world mimicked the Nasdaq's 39% drop. Computer service companies Sema Group and Getronics; electronic manufacturing company Venture Manufacturing; and telecoms Netcom and Global TeleSystems were among the hardest hit stocks in the portfolio. While the Fund sold Getronics and Global Telesystems, we have maintained exposure to tech and telecom names that we believe are world-class companies.

      For the quarter and the year, stocks under our pension theme offered stellar performance. ASR Verzekeringsgroep, an auto and life insurance company based in the Netherlands, was acquired by Fortis, also in the Netherlands, driving in some nice gains for the Fund. Irish Life & Permanent, an Irish life insurance name, also saw strong returns on news of continued earnings growth. Another boost at year-end came from energy stocks. The Fund raised its exposure to energy during the fourth quarter on a recommendation from Jason Selch, our energy analyst. Our thanks to him for getting us in early on the energy upswing. Lastly, the euro, which had been on a downward slide all year, rallied suddenly in December, gaining 8%.

      The Fund has already seen a substantial recovery in the prices of many of the stocks that lagged in 2000 and our long-standing policy of being fully invested (no more than 5% in cash) is paying off. Having swung too far to the optimistic side early in 2000 and too far to the pessimistic side later in the year, we believe the markets have reached a sustainable level. Given that the companies in the Fund's portfolio continue to see strong earnings growth and remain reasonably priced, we believe they should outperform in this type of environment.

      Looking forward, we are optimistic about the prospects for international markets. We believe demographic and economic factors point to a highly favorable international investing climate: Foreign currencies are strengthening. Companies are becoming more productive through use of technology, restructuring, and outsourcing. Many foreign countries are in a different economic cycle than ours, and are earlier in the growth phase. And most importantly, Europe is in the middle of a big shift in favor of equity investing.


/s/  Marcel P. Houtzager                                /s/ Roger Edgley

Marcel P. Houtzager                                     Roger Edgley
Co-Portfolio Manager                                    Co-Portfolio Manager

================================================================================

                                 Calling Amdocs
--------------------------------------------------------------------------------

One of this year's top performers under our outsourcing theme was Amdocs. Headquartered in Israel, the company runs a two-part business. First, Amdocs licenses billing software primarily used by telephone companies. Unlike many of its competitors, however, it also installs and maintains the software. With billing constituting one of the largest expenses telephone companies incur, Amdocs provides a means to cut costs while improving what is often antiquated billing software. Not only is it offering a good product that is selling well, we believe the company also is low risk. The length of Amdocs' consulting contracts is often years. This means its growth numbers and earnings estimates are generally right on target because it has booked the business so far in advance. We bought the stock just after it came to the market three years ago and it has been a consistent performer. In 2000, it increased 90%.

================================================================================

Liberty Acorn Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/00, the Fund's positions in the holdings mentioned were: Sema Group, 0.03%; Getronics, 0.0%; Venture Manufacturing, 3.1%; Netcom, 2.9%; Global TeleSystems, 0.0%; ASR Verzekeringsgroep, 0.0%; Irish Life & Permanent, 5.0%.

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty

      >At a Glance                                          Ticker Symbol: ACFFX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                               ---------------------------------------------------------------------------
                                             1 Year                               Life of Fund
                               ---------------------------------------------------------------------------
                                                    After-                                 After-
                                                    tax w/     Tax                         tax w/     Tax
                                                    shares    Effi-                        shares    Effi-
                               Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency
----------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign Forty    -18.33%   -18.55%   -13.33%      NM     26.15%    25.93%    20.87%    99.2%
----------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*                 -15.66%   -17.73%      NA        NM       NA        NA        NA        NA
----------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See Page 1 of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

    [The following was represented by a pie chart in the printed material.]

19.9%   Software & Services
20.5%   Finance
10.5%   Industrial Goods
9.7%    Computer Related Hardware
3.9%    Other*
9.6%    Energy & Minerals
5.4%    Health Care
6.3%    Media
7.7%    Telecommunications
6.5%    Consumer Goods/Services

*     Other includes cash and other assets less liabilities of 3.5%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2000

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/98, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Acorn Foreign Forty. The Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Fund and Acorn Foreign Forty. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East in proportion to world stock market capitalizations. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Total Net Assets: $137.6 million

  [The following was represented by a mountain graph in the printed material.]

Liberty Acorn Foreign Forty - A                         $17,309

Liberty Acorn Foreign Forty - A with sales charge       $16,314

EAFE                                                    $11,346


Without sales charge      Class A       Class B     Class C           Class Z
                          $17,309       $17,289     $17,299           $17,309

With sales charge         Class A       Class B     Class C           Class Z
                          $16,314       $16,989     $17,299               N/A


         Liberty Acorn              Liberty Acorn                     EAFE
              Foreign Forty         Foreign Forty
                        - A              - A with
                                     sales charge

11/23/98              10000                  9425
11/30/98              10140                  9556.95                   10016.3
12/31/98              10999.9               10367.4                    10411.4
                      11789.7               11111.8                    10380.7
                      11589.2               10922.9                    10133.3
3/31/99               11978.6               11289.9                    10556.2
                      12238.6               11534.9                    10984
                      12168.8               11469.1                    10418.3
6/30/99               13108.2               12354.5                    10824.5
                      13509.4               12732.6                    11146.2
                      13770.1               12978.3                    11187
9/30/99               13620                 12836.9                    11299.6
                      14130.7               13318.2                    11722.8
                      16996.5               16019.2                    12130.1
12/31/99              19972.5               18824.1                    13218.8
                      19661                 18530.5                    12378.9
                      24240                 22846.2                    12712.1
3/31/00               23088.6               21761                      13204.9
                      21255.4               20033.2                    12510
                      18919.4               17831.5                    12204.5
6/30/00               19848.3               18707.1                    12681.7
                      19465.3               18346                      12150.1
                      20263.3               19098.2                    12255.5
9/30/00               19234                 18128                      11658.8
                      18487.7               17424.7                    11500
                      16126.8               15199.5                    11400
12/31/00              17309                 16314                      11346

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Top 10 Holdings
--------------------------------------------------------------------------------

1. Fortis
(Netherlands)                                   6.4%
Financial Services Conglomerate

2. Irish Life & Permanent
(Ireland)                                       5.0%
Life Insurance

3. Computershare
(Australia)                                     4.2%
Financial Software/Services

4. Celestica (Canada)                           4.1%
Electronic Manufacturing Services

5. Talisman Energy
(Canada)                                        4.0%
Oil & Gas Producer

6. Comverse Technology
(Israel)                                        3.9%
Voicemail & Related Systems

7. Hays (United Kingdom)                        3.8%
Outsourcing Services

8. Amdocs (Israel)                              3.3%
Telecommunications Billing & Customer
Care Software

9. Julius Baer Holding
(Switzerland)                                   3.2%
Private Banking, Brokerage & Mutual Funds

10. Venture Manufacturing
(Singapore)                                     3.1%
Electronic Manufacturing Services

The Fund's top 10 holdings and portfolio diversification will vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty

      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn Twenty finished 2000 up 11.60% (Class A shares, without sales charge). This return lagged behind the S&P MidCap 400's 17.51% gain but beat the S&P 500, down 9.10%. During the quarter, the Fund declined 2.18%, outperforming the S&P MidCap 400, off 3.85%, and the S&P 500, down 7.82%. Since inception, the Class A shares without sales charge of the Fund has a cumulative return of 54.54% vs. the S&P 400's 49.75%, the S&P 500's 16.4% and the Lipper Mid Cap Core Fund Index's 49.47% return over the same period. We are pleased with both the relative and absolute performance of the Fund since its inception.

We are pleased with both the relative and absolute performance of the Fund since its inception.

      Winners in the year 2000 came from many different areas of the market. SEI Investments gained 182% as tremendous asset growth during the year translated into stellar revenue and earnings increases. Waters returned 101% as biotech and drug companies increased protein research following the sequencing of the human genome. Waters' mass spectrometry analytical instruments are key components for protein analysis and characterization. First Health Group rose 74% as business in its key PPO line reaccelerated following a major new client addition. Other big drivers for the Fund included Tektronix, Perkin Elmer, Dynegy, Expeditors International of Washington and TCF Financial. All of these stocks gained at least 40% for the year.

      There were some losers in 2000 as well. The Fund's holdings in telecom and technology stocks were not immune to the market's disdain for such issues. Liberty Media, a standout for Liberty Acorn Twenty last year (as well as for many prior years in the Liberty Acorn Fund), fell 52%. Plagued by poor investments in public securities dealing with the Internet, Liberty Media's stock was under pressure as the Internet bubble burst. Another 1999 standout, Telephone and Data Systems, lost 35% as cash flow growth fell short of expectations. Jabil Circuit fell 34% following a disappointing earnings announcement in December, and McLeod USA fell 29% as comparable firms in its industry reported poor results. In each case, our analysts believe the long-term outlook remains sound and the Fund has held or added to its positions.

      Finally, I wish to acknowledge the Acorn domestic research team. We have had a number of new people join our group, including Susie Pinsky (consumer products and services), Harold Lichtenstein (real estate and insurance), Grant McKay (technology hardware), and Rob Chalupnik (industrial goods and services). I want to offer my personal thanks to this fine group of people as well as to Ralph Wanger (chief investment officer), Chuck McQuaid (telecommunications and media), Rob Mohn (financial services), Jason Selch (energy), and Ben Andrews (technology software) for making 2000 a successful year for Liberty Acorn Twenty.


/s/ John H. Park

John H. Park
Lead Portfolio Manager

================================================================================

                                A Healthy Return
--------------------------------------------------------------------------------

First Health Group is the nation's largest direct contracted Preferred Provider Organization (PPO) with nearly 90% of the United States' population having access to its network of hospitals and doctors. Its clients include large, multi-sited self-insured corporations like McDonald's and Hewlett Packard. These companies use First Health for its employee health benefits programs, ensuring access to any doctor in its network. Being the largest direct contracted PPO allows First Health to negotiate the largest discounts with its doctors and hospitals and First Health then gets paid a percentage of the savings it negotiated when a patient uses the network. Its business model has created a highly cash generative company with a defensible barrier to entry. After integrating a problematic acquisition two years ago, the company is back on track growing revenue and earnings in the double digits. The stock was up 100% since Liberty Acorn Twenty first purchased it in 1999.

================================================================================

Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/00, the Fund's positions in the holdings mentioned were: SEI Investments, 10.5%; Waters, 3.3%; First Health Group, 6.2%; Tektronix, 5.8%; Perkin Elmer, 3.5%; Dynegy, 6.0%; Expeditors International of Washington, 3.2%; TCF Financial, 4.2%; Liberty Media, 2.7%; Telephone and Data Systems, 4.6%; Jabil Circuit, 2.7%; McLeod USA, 1.6%.

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty

      >At a Glance                                          Ticker Symbol: ACTWX

Pretaxand After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                               ---------------------------------------------------------------------------
                                             1 Year                               Life of Fund
                               ---------------------------------------------------------------------------
                                                    After-                                 After-
                                                    tax w/     Tax                         tax w/     Tax
                                                    shares    Effi-                        shares    Effi-
                               Pretax   After-tax    sold    ciency   Pretax   After-tax    sold    ciency
----------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty           5.18%     3.16%     1.89%    61.0%     19.54%    18.21%    15.02%    93.2%
----------------------------------------------------------------------------------------------------------
Mid Cap Blend
Category Avg.*                 3.37%     0.53%      NA      15.7%+      NA        NA        NA        NA
----------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See Page 1 of this report for further explanation.

--------------------------------------------------------------------------------

Liberty Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

    [The following was represented by a pie chart in the printed material.]

3.2%    Industrial Goods/Services

8.8%    Energy/Minerals

6.1%    Other*

36.6%   Information

14.6%   Finance
        Instrumentation         12.6%
        Business Information     7.5%
        Telecommunications       6.2%
        Media                    5.8%
        Computer Related
        Hardware                 2.7%
        Software & Services      1.8%

15.0%   Health Care

15.7%   Consumer Goods/Services

*     Cash and other assets less liabilities.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Twenty
--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2000

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/98, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Acorn Twenty. The Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Fund and Acorn Twenty. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Total Net Assets: $75.1 million

  [The following was represented by a mountain graph in the printed material.]

Liberty Acorn Twenty - A                        $15,454

S&P MidCap 400                                  $14,975

Liberty Acorn Twenty - A with sales charge      $14,566


Without sales charge      Class A      Class B      Class C           Class Z
                          $15,454      $15,433      $15,433           $15,465

With sales charge         Class A      Class B      Class C           Class Z
                          $14,566      $15,133      $15,433               N/A


              Liberty Acorn         Liberty Acorn                  S&P
                 Twenty - A            Twenty - A               MidCap
                                      with sales                   400
                                     charge

11/23/98              10000                  9425
                      10030                  9453.28             10000
12/31/98              10710                 10094.2              11208
                      11000.3               10367.8              10772
                      10709.9               10094                10207.6
3/31/99               11479.9               10819.8              10493.4
                      12709.4               11978.6              11320.2
                      12729.7               11997.8              11370
6/30/99               13040.4               12290.5              11977.2
                      13190.3               12431.9              11723.3
                      12059.9               11366.5              11322.4
9/30/99               12109.4               11413.1              10972.5
                      12969.1               12223.4              11532.1
                      13249.2               12487.4              12137.5
12/31/99              13846.8               13050.6              12858.5
                      13472.9               12698.2              12495.9
                      13553.8               12774.4              13370.6
3/31/00               14170.5               13355.6              14489.7
                      13463.4               12689.2              13984
                      13099.8               12346.6              13809.2
6/30/00               14319.4               13496.1              14012.2
                      13931.4               13130.3              14233.6
                      15431.8               14544.5              15823.5
9/30/00               15799.1               14890.6              15715.9
                      15928.6               15012.7              15183.1
                      14382                 13555                14036.8
12/31/00              15454                 14566                14975

--------------------------------------------------------------------------------

Liberty Acorn Twenty Top 10 Holdings
--------------------------------------------------------------------------------

1. SEI Investments                      10.5%
Mutual Fund Administration

2. First Health Group                   6.2%
PPO Network

3. Dynegy                               6.0%
Natural Gas & Electric Processing,
Production and Marketing

4. Tektronix                            5.8%
Analytical Instruments

5. Boston Scientific                    4.8%
Stents & Catheters

6. Herman Miller                        4.8%
Office Furniture

7. Telephone and Data
Systems                                 4.6%
Cellular & Telephone Services

8. Jones Apparel                        4.5%
Women's Apparel

9. TCF Financial                        4.2%
Great Lakes Bank

10. H&R Block                           4.0%
Tax Preparation

The Fund's top 10 holdings and portfolio diversification will vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund

      >Major Portfolio Changes in the Fourth Quarter

                                           Principal Amount or
                                            Number of Shares
                                         ------------------------
                                         9/30/00        12/31/00

Additions
-----------------------------------------------------------------
         Information

American Management Systems              400,000          580,000
Avocent                                        0          150,000
Cambridge Technology                     500,000        1,500,000
Citadel Communications                   226,000          350,000
Clicksoftware Technologies             1,300,000        1,400,000
Cubic                                      1,400          181,000
Excel Technologies                             0          200,000
Gemplus International (France)                 0          360,000
Hyperion Solutions                       320,000          650,000
Information Holdings                     475,000          500,000
JD Edwards                               825,000          875,000
Kent Electronics                         300,000          625,000
MAPICS                                 1,450,000        1,490,000
Meta Group                               109,000          385,000
Navigant Consulting                    2,000,000        2,100,000
New Horizons Worldwide                         0          114,000
Pinnacle Holdings                        500,000          750,000
PRIMEDIA                               1,100,000        1,200,000
Project Software                               0           55,000
Startec Global Communications            430,000          590,000
Zebra Technologies                             0          155,000

-----------------------------------------------------------------
         Health Care
Edwards Lifesciences                           0          670,000
Microdose                                      0          326,000
Serologicals                                   0          742,000
Syncor International                     232,000          472,000

-----------------------------------------------------------------
         Consumer Goods/Services
Borders Group                          1,561,000        1,700,000
Callaway Golf                            600,000          900,000
Christopher & Banks                            0          284,000
Ducati Motor (Italy)                   4,100,000        5,000,000
Helen of Troy                          2,200,000        2,300,000
Hunter Douglas (Netherlands)             365,000          440,000
Intrawest (Canada)                             0           90,000
ITT Educational Services               1,250,000        1,300,000
Michaels Stores                          246,000          300,000
Monaco Coach                              24,000          230,000
Pinnacle Entertainment                   420,000          650,000
Whole Foods Market                       420,000          450,000
Zale                                     110,000          240,000

-----------------------------------------------------------------
         Finance
Fortis (Netherlands)                           0          474,000
Kempen (Netherlands)                      95,000          140,000
Republic                                       0           26,000

-----------------------------------------------------------------
         Industrial Goods/Services
Forward Air                              355,000          500,000
Spartech                                 800,000          850,000

-----------------------------------------------------------------
         Energy/Minerals
Carbo Ceramics                           387,000          429,000
Chiles Offshore                          284,000          450,000
Cross Timbers Oil                      3,620,000        3,700,000
Evergreen Resources                      620,000          730,000
Maverick Tube                            650,000        1,100,000
Newpark Resources                      2,900,000        2,990,000
Ogden                                          0          400,000
Orion Power                                    0          254,000
U.S. Aggregates                          607,000          882,000

-----------------------------------------------------------------
         Other Industries
Azurix                                 1,245,000        1,345,000
Conectiv                                 600,000          700,000
General Growth Properties                300,000          400,000
Regus (United Kingdom)                         0          135,000
Vail Resorts                             200,000          700,000

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

                                            Number of Shares
                                         ------------------------
                                         9/30/00        12/31/00

Sales
-----------------------------------------------------------------
         Information
Concord EFS                              856,000          816,000
MasTec                                   250,000                0
MDSI Mobile Data Solutions
(Canada)                                 380,000                0
Nelvana (Canada)                         370,000                0
NTL (United Kingdom)                     300,000          250,000
Playboy Enterprises                      600,000                0
Price Communications                     470,000          250,000
Shop at Home                             400,000                0
Sykes Enterprises                        400,000                0
3DO Company                              200,000                0
Uecomm (Australia)                       324,750                0
VelocityHSI                               90,000                0
Vitalstream                              225,461          140,000
West Teleservices                        340,000           77,000
WM-Data Solutions (Sweden)             3,000,000        2,500,000

-----------------------------------------------------------------
         Health Care
Corvas International                   1,358,000        1,258,000
Inhale Therapeutic Systems               610,000          550,000
Myriad Genetics                          400,000          320,000
NPS Pharmaceuticals                      476,000          426,000
Protein Design Labs                      258,000          218,000
Techne                                    27,000                0
  (includes effect of a 2 for
  1 stock split)

-----------------------------------------------------------------
         Consumer Goods/Services
Education Management                     234,000          200,000
Pier 1 Imports                         1,250,000        1,150,000
Rent-to-Own                              240,000                0
Thor Industries                          241,000                0

-----------------------------------------------------------------
         Finance
Ace Cash Express                         750,000          636,000
ASR Verzekeringsgroep
(Netherlands)                            158,000                0
Pioneer Group                            624,000                0
SEI Investments                        1,145,000        1,085,000

-----------------------------------------------------------------
         Industrial Goods/Services
Lilly Industries, CL. A                1,000,000                0
Serco Group (United Kingdom)           7,200,000        6,100,000

-----------------------------------------------------------------
         Energy/Minerals
AES Corporation                          300,000          150,000
Basin Exploration                        460,000          310,000

-----------------------------------------------------------------
         Other Industries
HRPT Properties                        1,000,000                0
Stericycle                               327,000          262,000
Utilicorp United                         900,000          800,000

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund

      >Statement of Investments December 31, 2000

Number of Shares                                      Value (000)
-----------------------------------------------------------------

                                          Common Stocks and Other
                                    Equity-Like Securities: 94.4%
-----------------------------------------------------------------
Information: 24.5%
               Media
               >Broadcasting: 1.0%
     650,000   Young Broadcasting (b)                    $ 21,765
               Television Stations
     850,000   Salem Communications (b)                    12,697
               Radio Stations for Religious Programming
     350,000   Citadel Communications (b)                   4,200
               Mid Market Radio Stations
-----------------------------------------------------------------
                                                           38,662

               >Television Programming/CATV: 2.2%
   2,600,000   Liberty Media Group, AT&T (b)               35,262
               Cable & Satellite Programming
   1,016,000   Corus Entertainment (Canada) (b)            26,435
               CATV Programming & Radio Stations
   1,000,000   Mediacom Communications (b)                 17,188
               Cable Television Franchises
     200,000   Insight Communications (b)                   4,700
               CATV Franchises in Midwest
     700,000   Cinar (Canada) (b)                           2,844
               Children's TV Programming
     900,000   Classic Communications (b) (c)               1,969
               CATV Franchises in Rural Areas
-----------------------------------------------------------------
                                                           88,398

               Telecommunications
               >Telecommunications/Wireline
               Communications: 0.7%
     520,000   Commonwealth Telephone (b)                  18,200
               Rural Phone Franchises & CLEC
     250,000   NTL (United Kingdom) (b)                     5,984
               Voice, Video & Data Services
     590,000   Startec Global Communications (b) (c)        2,286
               International Telecommunications
-----------------------------------------------------------------
                                                           26,470

               >Mobile Communications: 1.5%
     450,000   Telephone & Data Systems                    40,500
               Cellular & Telephone Services
     533,000   COMARCO (c)                                  7,195
               Wireless Network Testing
     750,000   Pinnacle Holdings (b)                        6,797
               Towers for Cellular, PCs & Paging
     250,000   Price Communications (b)                     4,203
               Cellular Telephone Services
-----------------------------------------------------------------
                                                           58,695

               >Telecommunications Equipment: 0.2%
     850,000   Tidel Technologies (b)                       4,888
$  3,000,000   Tidel Technologies, 6%
               Note Due 9/8/04                              3,000
               ATM Machines
-----------------------------------------------------------------
                                                            7,888

               Computer Related Hardware
               >Computer Hardware/Related Systems: 1.6%
     737,000   Kronos (b) (c)                              22,801
               Labor Management Solutions
     975,000   Micros Systems (b) (c)                      17,794
               Information System for Restaurants &
               Hotels
     155,000   Zebra Technologies (b)                     $ 6,324
               Bar Code Printing Hardware,
               Supplies & Software
     370,000   American Power Conversion (b)                4,579
               Uninterruptable Power Systems
     150,000   Avocent (b)                                  4,050
               Computer Control Switches
     200,000   Excel Technologies (b)                       3,991
               Laser Systems & Electro-Optical
               Components
     360,000   Gemplus International (France)               3,222
               Smart Cards Products & Solutions
-----------------------------------------------------------------
                                                           62,761

               >Gaming Equipment: 4.0%
   2,200,000   International Game Technology (b)          105,611
               Slot Machines & Progressive Jackpots
   1,000,000   Anchor Gaming                               39,000
               Slot Machines & Casinos
   6,250,000   Aristocrat Leisure (Australia)              18,048
               Slot Machines
-----------------------------------------------------------------
                                                          162,659

               >Contract Manufacturing: 0.9%
     500,000   Solectron                                   16,950
               Electronic Manufacturing Services
     387,000   APW (b)                                     13,061
               Electronic Enclosures
     320,000   Jabil Circuit (b)                            8,120
               Electronic Manufacturing Services
-----------------------------------------------------------------
                                                           38,131

               >Instrumentation: 1.3%
     480,000   Mettler Toledo (b)                          26,100
               Laboratory Equipment
     427,000   Varian (b)                                  14,465
               Analytical Instruments
     351,000   Dionex (b)                                  12,109
               Ion & Liquid Chromatography
-----------------------------------------------------------------
                                                           52,674

               >Semiconductors/Related Equipment: 0.2%
     300,000   DSP Group (b)                                6,314
               Telecom Semiconductors
-----------------------------------------------------------------

               Software/Services
               >Business Software: 1.5%
     875,000   JD Edwards (b)                              15,586
               Mid Market ERP Software
   1,075,000   Systems & Computer Technology (b)           13,236
               Enterprise Software & Services
     876,000   JDA Software Group (b)                      11,443
               Applications/Software & Services for
               Retailers
     650,000   Hyperion Solutions (b)                      10,034
               Analytical Application Software
   1,490,000   MAPICS (b) (c)                               7,450
               Mid Market ERP Software
   1,400,000   ClickSoftware Technologies (b) (c)           2,450
               Service Chain Optimization Software
     556,000   Indus International (b)                      1,181
               Enterprise Asset Management Software
      55,000   Project Software (b)                           590
               Enterprise Maintenance Software
-----------------------------------------------------------------
                                                           61,970

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Number of Shares                                      Value (000)
-----------------------------------------------------------------

               >Consumer Software: 0.7%
     900,000   THQ (b)                                   $ 21,938
               Entertainment Software
$  6,500,000   Activision, 6.7% Note Due 1/1/05             5,947
     150,000   Activision (b)                               2,269
               Entertainment Software
-----------------------------------------------------------------
                                                           30,154

               >Computer Services: 1.5%
   2,500,000   WM Data Nordic (Sweden)                     12,026
               Computer Services/Consulting
     580,000   American Management Systems (b)             11,491
               Software Development Services
   1,400,000   Dimension Data (United Kingdom) (b)          9,628
               Networks & Computer Services
     120,000   Atos (France) (b)                            8,479
               Computer Services/Transaction Processing
     400,000   Pomeroy Computer Resources (b)               6,100
               Network Integration Services
   1,500,000   Cambridge Technology (b)                     3,937
               Software Implementation Services
     950,000   RCM Technologies (b) (c)                     3,444
               Technology Staffing Services
     385,000   Meta Group (b)                               2,503
               IT Publications & Consulting Services
     114,000   New Horizons Worldwide (b)                   1,582
               Computer Training Services
     140,000   Vitalstream (b)                              1,147
               Streaming Services for the Internet
     214,000   Analysts International                         816
               Technology Staffing Services
   1,500,000   Aztec Technology Partners (b) (c)              328
               Application Development & Maintenance
               Services
-----------------------------------------------------------------
                                                           61,481

               >Business Information/Marketing
               Services/Publishing: 3.4%
   1,010,000   Getty Images (b)                            32,320
               Photographs for Publications &
               Electronic Media
     416,000   Choicepoint (b)                             27,274
               Fraud Protection Information
     700,000   Acxiom (b)                                  27,256
               Database Marketing Services
   1,200,000   PRIMEDIA (b)                                14,325
               Specialty Magazines & Other Publications
     500,000   Information Holdings (b)                    11,719
               Scientific & Medical Publications,
               Patent Information
   2,500,000   InfoUSA (b)                                  8,438
               Business Data for Sales Leads
   2,100,000   Navigant Consulting (b) (c)                  8,006
               Consulting Firm
     200,000   Bell & Howell (b)                            3,300
               Information Services for Education &
               Automotive Markets
     350,000   Profit Recovery Group (b)                    2,231
               Accounts Payable Audits
      77,000   West Teleservices (b)                        2,166
               Customer Care & Sales Support
-----------------------------------------------------------------
                                                          137,035

               >Internet: 0.6%
     430,000   Softbank (Japan)                            14,912
               Leading Internet Company in Japan
     100,000   RSA Security (b)                             5,288
               Enterprise Security Software
     517,820   Bigfoot International, Series A (b) (c)      1,476
     263,158   Bigfoot International (b)                      526
               Internet Direct Marketing
     496,000   Online Resources (b)                           992
               Internet Banking Technology
     300,000   Navidec (b)                                    731
               Internet Computer Services
     197,000   Internet Commerce (b)                          566
               E-Commerce Service Network
     250,000   NeoPlanet, Series A (b)                        250
      53,376   NeoPlanet, Series B (b)                         53
               Web Browser
      29,714   GIGA Warrants (b)                                7
               Data on Information Technology
-----------------------------------------------------------------
                                                           24,801

               >Electronics Distribution: 0.5%
     625,000   Kent Electronics (b)                        10,313
               Component Distribution & Network
               Integration
     890,000   Pioneer-Standard Electronics                 9,790
               Component & Computer Distribution
-----------------------------------------------------------------
                                                           20,103

               >Transaction Processors: 2.7%
   1,812,000   National Data (c)                           66,365
               Credit Card & Health Claims Processor
     816,000   Concord EFS (b)                             35,853
               Credit Card Processor
     181,000   Cubic                                        4,649
               Smart Card Systems for Public
               Transportation
-----------------------------------------------------------------
                                                          106,867
                                                        ---------
Information: Total                                        985,063

-----------------------------------------------------------------
Health Care: 8.0%
               >Biotechnology/Drug Delivery: 3.2%
     550,000   Inhale Therapeutic Systems (b)              27,775
               Pulmonary Drug Delivery
     320,000   Myriad Genetics                             26,480
               Gene Discovery & Diagnostic Products
     426,000   NPS Pharmaceuticals (b)                     20,448
               Small Molecule Drugs
     218,000   Protein Design Labs                         18,939
               Computer Designed Monoclonal Antibodies
   1,258,000   Corvas International (b)                    18,084
               Rational Drug Design
     316,000   Guilford Pharmaceuticals (b)                 5,688
               Drug Delivery & Neurology Drugs
     823,000   Microcide Pharmaceuticals (b) (c)            3,395
               Antibiotics
     325,000   Genzyme Molecular Oncology
               Division (b)                                 2,986
               Gene Expression Technology & Cancer Drugs
     150,000   Gene Logic (b)                               2,756
               Gene Expression Database

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund

      >Statement of Investments, continued

Number of Shares                                      Value (000)
-----------------------------------------------------------------

   7,628,000   Nadro, Series L (Mexico)                  $  2,300
               Pharmaceutical Distributor
     326,000   Microdose (b)                                2,005
               Drug Inhalers
-----------------------------------------------------------------
                                                          130,856

               >Medical Equipment: 1.1%
     759,000   Steris (b)                                  12,239
               Sterilization Devices
     670,000   Edwards Lifesciences (b)                    11,892
               Heart Valves
     350,000   Haemonetics (b)                             10,806
               Blood & Plasma Collection Equipment
     469,000   Orthofix International (b)                   8,970
               Bone Fixation & Stimulation Devices
-----------------------------------------------------------------
                                                           43,907

               >Services: 3.7%
   1,668,000   First Health Group (b)                      77,666
               PPO Network
     730,000   Lincare Holdings (b)                        41,656
               Home Health Care Services
     472,000   Syncor International                        17,169
               Nuclear Pharmacy for
               Radiopharmaceuticals
     742,000   Serologicals (b)                            11,176
               Blood Collection & Antibody Production
-----------------------------------------------------------------
                                                          147,667
                                                        --------
Health Care: Total                                       322,430

-----------------------------------------------------------------
Consumer Goods/Services: 13.7%
               Goods
               >Leisure Vehicles: 1.8%
   1,500,000   Harley-Davidson                             59,625
               Motorcycles & Related Merchandise
   5,000,000   Ducati Motor (Italy) (b)                     9,092
               Motorcycles & Related Merchandise
     230,000   Monaco Coach (b)                             4,068
               Recreational Vehicles
-----------------------------------------------------------------
                                                           72,785

               >Furniture: 0.8%
     660,000   Herman Miller                               18,975
               Office Furniture
     500,000   Hon Industries                              12,750
               Office Furniture & Fireplaces
-----------------------------------------------------------------
                                                           31,725

               >Beverages: 0.1%
      23,000   Binding-Brauerei (Germany)                   4,011
               Brewery
               >Nondurables: 0.4%
   2,300,000   Helen of Troy (b) (c)                       11,213
               Personal Care Products
     601,000   First Years (c)                              4,846
               Infant & Toddler Products
-----------------------------------------------------------------
                                                           16,059

               >Durable Goods: 0.3%
     440,000   Hunter Douglas (Netherlands)                12,105
               Decorative Window Coverings
               >Textiles/Apparel: 1.3%
   1,100,000   Jones Apparel (b)                           35,406
               Women's Apparel
     880,000   Nautica Enterprises (b)                   $ 13,406
               Men's Casual Apparel
      85,000   Gildan Activewear (b)                        3,326
               Cotton T-Shirts
     200,000   Unifi                                        1,788
               Polyester & Nylon Fabrics
-----------------------------------------------------------------
                                                           53,926

               Services
               >Retail: 3.0%
     450,000   Whole Foods Market (b)                      27,506
               Natural Food Supermarkets
   1,700,000   Borders Group (b)                           19,868
               Bookstores
     900,000   Callaway Golf                               16,762
               Premium Golf Clubs & Balls
     875,000   Gadzooks (b) (c)                            12,906
               Teen Apparel Retailer
   1,150,000   Pier 1 Imports                              11,859
               Imported Furniture & Tchotchkes
   2,000,000   N. Brown Group (United Kingdom)              8,731
               Mail Order Clothing in Large Sizes
     284,000   Christopher & Banks                          8,005
               Specialty Women's Retailer at Moderate
               Price Levels
     300,000   Michaels Stores (b)                          7,950
               Craft & Hobby Specialty Retailer
     240,000   Zale (b)                                     6,975
               Specialty Retailer of Jewelry
     137,000   Gaiam (b)                                    2,115
               Healthy Living Catalog & E-Commerce
-----------------------------------------------------------------
                                                          122,677

               >Travel: 0.2%
     400,000   Fairfield Communities (b)                    5,625
               Time-Sharing Vacation Resorts
      90,000   Intrawest (Canada)                           1,786
               Owner/Operator of Ski Resorts
-----------------------------------------------------------------
                                                            7,411

               >Consumer Services: 2.3%
   1,540,000   Bally Total Fitness (b) (c)                 52,167
               National Chain of Fitness Centers
   1,300,000   ITT Educational Services (b)                28,600
               Technology Oriented Post-secondary
               Degree Programs
     200,000   Education Management (b)                     7,150
               Post-secondary Education
     300,000   Steiner Leisure (b)                          4,200
               Spas & Hair/Skin Products on Cruise Ships
-----------------------------------------------------------------
                                                           92,117

               >Casinos: 1.5%
   2,250,000   Station Casinos                             33,609
               Casinos & Riverboats
   1,170,000   Isle of Capri Casinos (b)                   12,431
               Five Casinos in Secondary Markets
     650,000   Pinnacle Entertainment (b)                   8,775
               Casinos in Secondary Markets & Card Clubs
     535,000   Monarch Casino & Resort (b) (c)              2,541
               Casino/Hotel in Reno
     113,000   Lakes Gaming                                 1,059
               Hotel & Casino in Biloxi & Gulfport
-----------------------------------------------------------------
                                                           58,415

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Number of Shares                                      Value (000)
-----------------------------------------------------------------
               >Cruise Lines: 2.0%
   1,600,000   Carnival                                  $ 49,300
               Largest Cruise Line
  39,995,000   Star Cruises (Singapore) (b)                27,996
               Cruising/Casino Operations
     410,000   Royal Olympic Cruise (b)                     1,179
               Cruises in Mediterranean
-----------------------------------------------------------------
                                                           78,475
                                                        ---------
Consumer Goods/Services: Total                           549,707

-----------------------------------------------------------------
Finance: 18.9%
               >Banks: 2.3%
   1,026,000   TCF Financial                               45,721
               Great Lakes Bank
     803,000   Texas Regional Bancshares                   26,098
               TexMex Bank
     484,000   Chittenden                                  14,671
               Vermont & Western Massachusetts Bank
     400,000   Eldorado Bancshares                          5,500
               California Bank
      26,000   Republic                                       281
               Michigan Bank
-----------------------------------------------------------------
                                                           92,271

               >Savings & Loans: 1.4%
   1,757,000   Peoples Bank Bridgeport                     45,462
               Connecticut Savings & Loan
     824,000   Commonwealth Bancorp (c)                    12,720
               Philadelphia Savings & Loan
-----------------------------------------------------------------
                                                           58,182

               >Insurance: 3.1%
     765,000   Protective Life                             24,671
               Life/Dental Insurance
     820,000   HCC Insurance Holdings                      22,089
               Aviation Insurance
     675,000   Philadelphia Consolidated
               Holding (b) (c)                             20,841
               Specialty Insurance
     511,000   Leucadia National                           18,109
               Insurance Holding Company
     100,000   Markel (b)                                  18,100
      23,000   Markel CVR (b)                                  69
               Specialty Insurance
     300,000   RLI                                         13,406
               Specialty Insurance
     210,000   StanCorp Financial                          10,027
               Group Life, Disability & 401K
-----------------------------------------------------------------
                                                          127,312

               >Money Management: 8.1%
   1,085,000   SEI Investments                            121,520
               Mutual Fund Administration &
               Investment Management
     800,000   Neuberger Berman                            64,850
               Major Asset Management Company
   3,099,000   Phoenix Investment Partners (c)             48,616
               Mutual Fund & Pension Manager
     800,000   Affiliated Managers Group (b)               43,900
               Mutual Fund & Pension Manager
   1,500,000   Banca Fideuram (Italy)                      20,774
               Life Insurance & Mutual Funds
   1,250,000   Edinburgh Fund Managers
               (United Kingdom)                          $ 12,863
               Investment Management
     140,000   Kempen (Netherlands)                         7,716
               Stock Brokerage/Investment Management
     240,000   BKF Capital Group                            4,380
               Institutional Money Manager
     200,000   The Investment Company of
               China (China)                                1,014
               Closed-End Fund
     124,000   Harbor Global (b)                              620
               Russian Investment Manager
-----------------------------------------------------------------
                                                          326,253

               >Finance Companies: 4.0%
   3,912,000   AmeriCredit (b) (c)                        106,602
               Auto Lending
     474,000   Fortis (Netherlands) (b)                    15,452
               Financial Services Conglomerate
     800,000   DVI Health Services (b) (c)                 13,650
               Leases for Big Medical Equipment
   1,820,000   World Acceptance (b) (c)                    10,010
               Personal Loans
     636,000   Ace Cash Express (b) (c)                     6,877
               Check Cashing Stores
   1,375,000   Capital Trust (b)                            6,789
               Mortgage Loans
-----------------------------------------------------------------
                                                          159,380
                                                         --------
Finance: Total                                            763,398
-----------------------------------------------------------------
Industrial Goods/Services: 7.0%
               >Steel: 0.4%
     840,000   Gibraltar Steel (c)                         14,753
               Steel Processing
     420,000   Atchison Casting (b) (c)                     1,181
               Steel Foundries
-----------------------------------------------------------------
                                                           15,934

               >Industrial Goods: 1.0%
   1,150,000   Clarcor                                     23,791
               Mobile & Industrial Filters
     560,000   Applied Industrial Technologies             11,515
               Industrial Components Distribution
     650,000   Advanced Lighting Technologies (b)           4,306
               Metal Halide Lighting
-----------------------------------------------------------------
                                                           39,612

              >Specialty Chemicals & Industrial
               Materials: 0.8%
     850,000   Spartech                                    17,478
               Plastics Distribution & Compounding
     347,000   SYMEX (b)                                   12,492
               Combinatorial Materials
-----------------------------------------------------------------
                                                           29,970

              >Conglomerates: 0.0%
     350,000   Actuant                                      1,050
               Position Control Systems & Branded Tools
               >Outsourcing Services & Training: 0.3%
   2,700,000   Labor Ready (b) (c)                          8,944
               Temporary Manual Labor
     600,000   GP Strategies (b)                            2,588
               Training Programs

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund

      >Statement of Investments, continued

Number of Shares                                      Value (000)
-----------------------------------------------------------------

     500,000   International Total Services (b) (c)       $   300
               Aviation Services
-----------------------------------------------------------------
                                                           11,832

               >Logistics: 2.7%
   1,400,000   Expeditors International of Washington      75,163
               International Freight Forwarder
     500,000   Forward Air (b)                             18,656
               Freight Transportation Between Airports
     759,000   Hub Group (b) (c)                            6,831
               Truck & Rail Freight Forwarder
     200,000   EGL (b)                                      4,787
               International & Domestic Freight Forwarder
     700,000   Airnet Systems (b) (c)                       2,669
               Check & Other Small Package Shipment
-----------------------------------------------------------------
                                                          108,106

               >Other Industrial Services: 1.8%
   6,100,000   Serco Group (United Kingdom)                48,793
               Facilities Management
   1,526,000   Wackenhut, Cl. B (b)                        13,162
      31,000   Wackenhut, Cl. A (b)                           419
               Prison Management
     520,000   Mobile Mini (b)                             11,960
               Leases Portable Storage Units
-----------------------------------------------------------------
                                                           74,334
                                                         --------
Industrial Goods/Services: Total                          280,838

-----------------------------------------------------------------
Energy/Minerals: 13.9%
               >Independent Power: 0.6%
   30150,000   AES Corporation                              8,306
               Global Electric Producer
     254,000   Orion Power (b)                              6,255
               Wholesale Electric Generator
     400,000   Ogden (b)                                    6,150
               Electric Power Developer
     250,000   Millennium Cell (b)                          2,563
               Fuel Cell Technology
-----------------------------------------------------------------
                                                           23,274

               >Oil/Gas Producers: 6.8%
   3,700,000   Cross Timbers Oil (c)                      102,675
               Natural Gas Producer
     550,000   Devon Energy                                33,533
               Oil & Gas Producer
     800,000   Precision Drilling (Canada) (b)             30,022
               Oil & Gas Well Driller
     730,000   Evergreen Resources (b)                     28,196
               Coal Seam Gas Producer
   2,100,000   Tesoro Petroleum (b) (c)                    24,413
               Oil Refinery/Gas Producer
   1,100,000   Pennaco Energy (b) (c)                      21,587
               Coal Seam Gas Producer
     700,000   Canadian Hunter
               Exploration (Canada) (b)                    19,194
               Natural Gas Producer
     310,000   Basin Exploration                            7,905
               Oil & Gas Producer
     240,000   Penn West Petroleum (Canada) (b)             5,988
               Oil & Gas Producer
     900,000   Tipperary (b)                                2,925
               Coal Seam Gas Producer
-----------------------------------------------------------------
                                                         276,438

               >Distribution/Marketing/Refining: 3.7%
   1,456,000   Dynegy                                    $ 81,627
               Natural Gas & Electric Processing,
               Production & Marketing
     750,000   Equitable Resources                         50,063
               Natural Gas Utility & Producer
     700,000   Atmos Energy                                17,062
               Natural Gas Utility
-----------------------------------------------------------------
                                                          148,752

               >Mining: 0.2%
     882,000   US Aggregates (c)                            6,780
               Aggregates, Ready Mix & Asphalt
               >Oil Services: 2.6%
   2,990,000   Newpark Resources (b)                       28,592
               Oilfield Fluid Management & Equipment
               Rental
   1,100,000   Maverick Tube (b) (c)                       24,888
               Steel Pipes for Oil & Gas Wells
   3,310,000   Saipem (Italy)                              18,119
               Offshore Construction & Drilling
     429,000   Carbo Ceramics                              16,061
               Manufacturer of Ceramic Pellets for Gas
               Wells
     450,000   Chiles Offshore (b)                         11,250
               Offshore Drilling Rigs
     327,000   Enerflex Systems (Canada)                    6,763
               Natural Gas Compressor Manufacturer
-----------------------------------------------------------------
                                                          105,673
                                                         --------
Energy/Minerals: Total                                    560,917

-----------------------------------------------------------------
Other Industries: 8.4%
               >Real Estate: 6.4%
   1,000,000   The Rouse Company                           25,500
               Regional Shopping Malls
     675,000   First Industrial Realty Trust               22,950
               Industrial Properties
     775,000   SL Green Realty                             21,700
               New York Office Buildings
     700,000   Manufactured Home Communities               20,300
               Manufactured Home Communities
     466,000   Forest City Enterprises,  Cl. B             18,850
               Shopping Malls
     903,125   Security Capital European Realty (b)        18,063
               Strategic Real Estate Investments
   1,099,000   LaSalle Hotel Properties (c)                16,691
               Upscale/Full Service Hotels
     700,000   Vail Resorts (b)                            16,406
               Great Ski Resorts
     650,000   Amli Residential                            16,047
               Midwestern Apartments
     400,000   General Growth Properties                   14,475
               Regional Shopping Malls
     450,000   BRE Properties                              14,259
               Apartments
     520,000   Summit Properties                           13,520
               Southeastern Apartments
     625,000   Macerich Company                            11,992
               Regional Shopping Malls
     385,000   First Washington Realty Trust (c)            9,938
     240,000   First Washington Realty Trust, Cv. Pfd.      7,890
               Community Shopping Centers

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Number of Shares                                      Value (000)
-----------------------------------------------------------------

     456,000   IRSA (Argentina)                          $  7,524
               Real Estate Management & Development
     190,000   Consolidated Tomoka                          2,256
               16,000 Acres of Florida Land
     135,000   Regus (United Kingdom) (b)                     733
               Rental of Office Space in Full Service
               Business Centers
-----------------------------------------------------------------
                                                          259,094

               >Waste Management: 0.2%
     262,000   Stericycle (b)                               9,989
               Medical Waste Disposal
               >Regulated Utilities: 1.8%
     800,000   Utilicorp United                            24,800
               Global Utility Holding Company
     700,000   Conectiv                                    14,044
               Electric Utility in New Jersey,
               Delaware & Maryland
     665,000   Unisource Energy                            12,510
               Electric Utility in Arizona
   1,345,000   Azurix (b)                                  11,012
               Global Water Utility
     200,000   CH Energy                                    8,950
               Electric Utility in New York
-----------------------------------------------------------------
                                                           71,316
                                                         --------
Other Industries: Total                                   340,399

Principal Amount                                      Value (000)
-----------------------------------------------------------------

Total Common Stocks and Other
                                                       ---------
   Equity-Like Securities: 94.4%                       3,802,751
               (Cost: $2,423,963)

Short-Term Obligations: 5.5%
               Yield 6.11% - 6.58%
               Due 1/02 - 1/11/01
     $67,690   Deere                                  $    67,634
      32,395   AON                                         32,389
      29,442   Citicorp                                    29,405
      28,447   Textron Financial                           28,407
      28,042   Hertz                                       28,022
      23,074   Verizon Network Funding                     23,066
      12,000   US Treasury Bills                           11,979
                                                       ----------
               (Amortized Cost:  $220,902)                220,902
                                                       ----------
Total Investments: 99.9%                                4,023,653
               (Cost: $2,644,865) (a)

Cash and Other Assets Less Liabilities: 0.1%                2,475
                                                       ----------
Total Net Assets: 100%                                 $4,026,128
=================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $2,647,518 and net unrealized appreciation was $1,376,135, consisting of gross unrealized appreciation of $1,704,558 and gross unrealized depreciation of $328,423.
(b)   Non-income producing security.
(c) On December 31, 2000, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

Hub Group                                    9.85%
World Acceptance                             9.70%
Gadzooks                                     9.46%
RCM Technologies                             8.68%
MAPICS                                       8.23%
Helen of Troy                                8.03%
Commonwealth Bancorp                         7.53%
International Total Services                 7.51%
Microcide Pharmaceuticals                    7.25%
COMARCO                                      7.12%
Clicksoftware Technologies                   6.91%
Phoenix Investment Partners                  6.76%
Gibraltar Steel                              6.61%
Aztec Technology Partners                    6.57%
Bigfoot International                        6.53%
Labor Ready                                  6.53%
LaSalle Hotel Properties                     6.46%
Airnet Systems                               6.37%
Ace Cash Express                             6.30%
First Years                                  6.18%
Maverick Tube                                6.15%
Kronos                                       5.97%
US Aggregates                                5.80%
Philadelphia Consolidated Holding            5.73%
Monarch Casino & Resort                      5.64%
Micros Systems                               5.62%
Bally Total Fitness                          5.56%
National Data                                5.51%
Atchison Casting                             5.48%
Cross Timbers Oil                            5.25%
Startech Global Communications               5.08%
Classic Communications                       5.08%
Navigant Consulting                          5.08%
Tesoro Petroleum                             5.07%
DVI Health Services                          5.05%
First Washington Realty Trust                5.02%
AmeriCredit                                  5.01%
Pennaco Energy                               5.00%

The aggregate cost and value of these companies at December 31, 2000, was $619,748,000 and $739,073,000, respectively. Investments in affiliate companies represent 18.4% of total net assets at December 31, 2000. Investment activity and income amounts relating to affiliates during the year ended December 31, 2000 were as follows:

    Dividend income                                    $4,835,000
    Net realized gain or loss                         $35,625,000
    Change in unrealized gain or loss                 $42,941,000

    Purchases                                        $161,337,000
    Proceeds from sales                               $96,874,000

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issuers at December 31, 2000. Therefore, the ending cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2000, the market value of foreign securities represents 9.03% of total net assets. The Fund's foreign portfolio was diversified as follows:

Canada                    $96,359            2.39%
United Kingdom             80,748            2.01%
Italy                      47,985            1.19%
Netherlands                35,273            0.88%
Singapore                  27,996            0.70%
Australia                  18,048            0.45%
Japan                      14,912            0.37%
Sweden                     12,026            0.30%
France                     11,702            0.29%
Argentina                   7,524            0.19%
Germany                     4,011            0.10%
Israel                      2,450            0.06%
Mexico                      2,299            0.05%
Greece                      1,179            0.03%
China                       1,014            0.02%
                         --------         -------
Total                    $363,526            9.03%
                         ========         =======

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International

      >Major Portfolio Changes in the Fourth Quarter

                                            Number of Shares
                                         ------------------------
                                         9/30/00        12/31/00

Additions
-----------------------------------------------------------------
         Europe

>Germany/Austria
Dialog Semiconductor                    382,000           400,000
Henkel                                  125,000           200,000
Pfeiffer Vacuum Technologies            200,000           250,000
Stinnes                                 900,000         1,000,000
Takkt                                   750,000           900,000

>Denmark
ISS International Service Systems       200,000           250,000

>Finland
Jaakko Poyry                                  0           300,000

>Sweden
Cell Network                          1,200,000         1,600,000
Poolia                                  100,000           181,000

>France/Belgium
Essilor International                         0            11,000
Gemplus International                         0           238,000
NRJ                                     775,000           800,000
RTL Group (Belgium)                     250,000           300,000
Technip                                       0            11,400

>United Kingdom/Ireland
Enterprise Oil                                0           750,000
Exel                                          0         1,200,000
Hays                                  4,000,000         6,000,000
Holmes Place                          2,000,000         3,075,000
Incepta                               6,500,000         7,500,000
Informa Group                           760,000         1,200,000
Irish Life & Permanent (Ireland)      2,500,000         3,000,000
Ncipher                                       0           535,000
Regus                                         0           975,000
Smith & Nephew                        3,500,000         5,000,000
SSL International                     2,500,000         3,000,000

>Switzerland
Givaudan                                 35,000            60,000
Julius Baer                               6,000             6,250
Kuoni Reisen                             35,000            40,000
Pargesa                                   5,000             5,250
Phoenix Mecano                           18,450            20,000

>Italy
Autogrill                             4,000,000         4,500,000
Saipem                                2,500,000         3,500,000

>Spain
Abengoa                                       0            32,000
Aguas de Barcelona                      750,000           991,500
NH Hoteles                                    0           400,000
Zardoya Otis                                  0           360,000

>Netherlands
Buhrmann                                250,000           600,000
Hunter Douglas                          400,000           600,000
OCE                                           0           300,000

-----------------------------------------------------------------
         Asia

>Hong Kong
Li & Fung                            40,180,000        43,000,000
TVB                                   5,000,000         6,000,000

>Japan
Funai Electric                                0            26,100
Olympus Optical                         600,000           700,000
Orix                                    325,000           350,000

>Taiwan
Advantech                             3,500,000         3,750,000

>South Korea
S1 Corporation                        1,400,000         1,500,000
Cheil Communications                    100,000           140,000

>Singapore
Sembcorp Logistics                            0           455,000
Star Cruises                         45,610,000        49,300,000
Venture Manufacturing                 6,000,000         7,200,000

-----------------------------------------------------------------
         Latin America

>Mexico
Corp Interamericana
de Entretenimiento                    5,000,000         5,500,000
Wal-Mart De Mexico                    7,000,000        10,000,000

-----------------------------------------------------------------
         Other Countries

>Australia
Computershare                         6,500,000         7,000,000
Perpetual Trustees                      175,000           500,000

>Canada
Intrawest                                     0            60,000
Precision Drilling                            0           500,000
Power Financial                       1,000,000         1,150,000

>Israel
DSP Group                               500,000           600,000

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

                                            Number of Shares
                                         ------------------------
                                         9/30/00        12/31/00

Sales
-----------------------------------------------------------------
         Europe

>GermanyAustria
Evotec Biosystems                       290,862                 0
MobilCom                                175,000                 0

>Finland
Elisa Communications                    400,000                 0
Perlos                                  450,000            40,000

>Sweden
Micronic Laser Systems                  300,000           150,000
Modern Times Group                      525,000           250,000
NetCom                                  100,000                 0
WM-Data Nordic                        3,000,000         2,500,000

>France/Belgium
Atos                                    100,000                 0
Ubizen (Belgium)                        100,000                 0

>United Kingdom
Baltimore Technologies                2,000,000         1,000,000
Chloride Group                        6,100,000         5,000,000
Capita Group                          6,300,000         5,000,000
Dimension Data                        6,000,000         3,000,000
ITNET                                 1,500,000                 0
Photobition Group                     4,065,000         2,290,000
Serco Group                          11,000,000         7,800,000

>Switzerland
Cie Fin Richemont                        15,000            14,500

>Italy
Banca Fideuram                        4,000,000         2,500,000
Editoriale L'Espresso                 2,500,000                 0
Mediolanum                            1,500,000         1,000,000

>Netherlands
ASR Verzekeringsgroep                   200,000                 0

>Hungary
Matav                                 1,200,000                 0
Matav ADR                                70,000                 0

-----------------------------------------------------------------
         Asia

>Japan
OBIC                                     10,000                 0
Trans Cosmos                             55,000                 0

>Tawain
Phoenixtec Power                      6,707,000                 0

>South Korea
SK Corporation                          500,000                 0

>Singapore
Datacraft Asia                        4,000,000         2,000,000

-----------------------------------------------------------------
         Latin America

>Brazil
Embratel                              1,000,000                 0
Itau Banco                           65,000,000                 0

-----------------------------------------------------------------
         Other Countries

>Australia
Uecomm                                2,500,000                 0

>Canada
Bracknell                             1,500,000           812,000
Canadian Natural Resources              720,000           400,000
Celestica                               900,000           600,000
Mackenzie Financial                     500,000                 0
Mosaic                                2,500,000         2,000,000

>Israel
Amdocs                                  975,000           750,000
Comverse Tech                           400,000           300,000

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International

      >Statement of Investments December 31, 2000

Number of Shares                                      Value (000)
-----------------------------------------------------------------

                                          Common Stocks and Other
                                    Equity-Like Securities: 88.0%
-----------------------------------------------------------------
Europe: 51.5%
               >Germany/Austria: 7.3%
     600,000   Rhoen Klinikum Pfd.                       $ 31,147
     500,000   Rhoen Klinikum                              28,170
               Hospital Management
   1,000,000   Stinnes                                     21,575
               Logistics
      75,000   Fresenius, Pfd.                             20,138
               Dialysis Equipment & Solutions
     200,000   Henkel (b)                                  13,190
               Chemicals, Detergents & Non-Food
               Consumer Brands
     350,000   Teleplan International                      11,706
               After-Sale Warranty Repair Services
     300,000   Flughafen Wien (Austria)                    11,391
               Vienna Airport Authority
     250,000   Pfeiffer Vacuum Technologies                10,646
               Vacuum Pump Manufacturer
     100,000   Lion Bioscience                              8,102
               Bioinformatics
     900,000   Takkt                                        8,055
               Mail Order Retailer of Office &
               Warehouse Durables
     550,000   United GlobalCom (Austria) (b)               7,494
               Voice, Video & Data Services
     200,000   Austria Technologies & Systemtechnik         5,841
               Printed Circuit Board Manufacturer
     400,000   Dialog Semiconductor                         3,844
               Custom Semiconductors for Cell Phones
-----------------------------------------------------------------
                                                          181,299

               >Denmark: 0.7%
     250,000   ISS International Service Systems (b)       17,088
               Cleaning Services

               >Finland: 1.8%
     800,000   TietoEnator                                 22,838
               Computer Services/Consulting
   1,500,000   Talentum (c)                                 9,257
               Trade Journals & Internet Services
     300,000   Jaakko Poyry                                 5,088
               Engineering Consultants to Forestry,
               Energy & Telecom Industries
     625,000   Fiskars, Series A                            4,357
               Scissors & Gardening Tools
      89,000   Spar Finland                                 1,845
               Grocery/Convenience Stores
      40,000   Perlos                                         829
               Plastic Cell Phone Cases
-----------------------------------------------------------------
                                                           44,214

               >Sweden: 3.1%
   1,000,000   Sigma                                     $ 23,627
               Technical Consulting
   2,500,000   WM Data Nordic                              12,026
               Computer Services/Consulting
     181,000   Poolia                                       8,745
               Temporary Employment Agency
     500,000   Autoliv                                      7,969
               Seatbelts & Airbags
     250,000   Modern Times Group (b)                       6,637
               TV, Newspapers and Electronic Commerce
   1,500,000   Adcore                                       4,587
               Internet Consulting
     150,000   Micronic Laser Systems (b)                   4,444
               Video Display Manufacturing Equipment
     370,000   Metro International, Series B (b)            3,379
     160,000   Metro International, Series A (b)            1,206
               Free Subway Newspapers
   1,600,000   Cell Network                                 2,973
               Computer & Internet Consulting
-----------------------------------------------------------------
                                                           75,593

               >France/Belgium: 4.0%
     300,000   RTL Group (Belgium)                         24,731
               TV & Radio Broadcaster
     800,000   NRJ (b)                                     22,943
               Radio Network
     500,000   Fininfo                                     18,843
               Data Feeds for French Banks & Brokers
     200,000   Penauille Polyservice                       12,644
               Industrial Cleaning/Airport Services
     750,000   Telindus Group (Belgium)                    12,542
               Network Integration Services
      11,000   Essilor International                        3,601
               Eyeglass Lenses
     238,000   Gemplus International                        2,130
               Smart Card Products & Solutions
      11,400   Technip                                      1,660
               Engineering & Construction Services for
               Energy, Water, Chemical & Power Plants
-----------------------------------------------------------------
                                                           99,094

               >United Kingdom/Ireland: 16.0%
   7,800,000   Serco Group                                 62,391
               Facilities Management
   5,000,000   Capita Group                                37,378
               Outsourcing Services
   3,000,000   Irish Life & Permanent (Ireland)            37,309
               Savings Products
   6,000,000   Hays                                        34,627
               Outsourcing Services Conglomerate
   5,000,000   Smith & Nephew                              23,174
               Medical Equipment & Supplies
   3,000,000   SSL International                           22,427
               Medical & Footcare Products
   3,000,000   Dimension Data (b)                          20,632
               Networks & Computer Services

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Number of Shares                                      Value (000)
-----------------------------------------------------------------

   5,000,000   Taylor Nelson                             $ 18,614
               Market Research Services
   1,200,000   Exel                                        17,044
               Freight Forwarding & Logistics
   1,600,000   Euro Money Publications                     13,276
               Financial Publications
   4,000,000   FKI                                         13,157
               Materials Handling Equipment
   7,500,000   Incepta                                     12,391
               Business Information & Marketing
               Services
   5,000,000   Chloride Group                              12,185
               Electrical Equipment Manufacturer/Retailer
     500,000   NTL (b)                                     11,969
               Voice, Video & Data Services Via
               Cable Networks
   1,200,000   Informa Group                               10,765
               Trade Shows & Magazines
   3,075,000   Holmes Place                                 9,333
               Health Clubs
   1,000,000   Fairey Group                                 8,417
               Electronic Products
     750,000   Enterprise Oil                               6,358
               Oil & Gas Producers
   1,000,000   Expro International                          6,055
               Offshore Oil Field Services
     975,000   Regus (b)                                    5,294
               Rental of Office Space in Full Service
               Business Centers
1,000,000      Baltimore Technologies (b)                   5,022
               Security Software
   2,289,235   Photobition Group                            3,327
               Production of Graphics for Exhibits
     800,000   Orchestream Holdings (b)                     3,265
               Network Management Software
     535,000   Ncipher (b)                                  2,192
               Security Software
-----------------------------------------------------------------
                                                          396,602

               >Switzerland: 8.1%
      14,500   Cie Fin Richemont                           38,981
               Luxury Goods
       6,250   Julius Baer                                 34,380
               Private Banking, Brokerage & Mutual
               Funds
     100,000   Selecta Group                               24,496
               Vending Machine Owner/Operator
       6,500   Sarasin & Cie Bank                          20,961
               Private Banking
      40,000   Kuoni Reisen                                17,364
               Tour Operator
      10,000   Bachem                                      17,309
               Peptides
      60,000   Givaudan (b)                                15,944
               Industrial Fragrances & Flavors
      20,000   Phoenix Mecano                              13,333
               Electrical Components Manufacturer
       5,250   Pargesa                                     10,744
               Industrial & Media Conglomerate
      15,000   Bon Appetit                                  9,023
               Wholesale Food Distributor and Specialty
               Restaurant/Retailer
-----------------------------------------------------------------
                                                          202,535

               >Italy: 5.8%
   4,500,000   Autogrill                                 $ 55,540
               Restaurants & Catering for Travelers
   2,500,000   Banca Fideuram                              34,624
               Life Insurance & Mutual Funds
   3,500,000   Saipem                                      19,159
               Offshore Construction & Drilling
   1,000,000   Mediolanum                                  12,785
               Life Insurance & Mutual Funds
     900,000   Gruppo Coin (b)                             11,871
               Food & Clothing Retailer
     850,000   Class Editori                                9,610
               Newspapers & On-Line Financial Data
-----------------------------------------------------------------
                                                          143,589

               >Spain: 2.1%
   1,500,000   Red Electrica                               14,203
               Spanish Power Grid
     991,500   Aguas de Barcelona                          12,153
       8,500   Aguas de Barcelona, New Shares                 104
               Water Utility
     750,000   Prosegur                                     8,479
               Security Guards
     500,000   Cortefiel                                    8,338
               Apparel Retailer
     400,000   NH Hoteles (b)                               4,937
               Business Hotel
     360,000   Zardoya Otis                                 3,171
               Elevator Manufacturer & Service Provider
      32,000   Abengoa                                      1,025
               Engineering & Construction Services for
               Infrastructure Projects & Recycling
-----------------------------------------------------------------
                                                           52,410

               >Netherlands: 2.6%
     500,000   Kempen                                      27,558
               Stock Brokerage/Investment Management
     600,000   Hunter Douglas                              16,506
               Decorative Window Coverings
     600,000   Buhrmann (b)                                16,139
               Office Supplies
     300,000   OCE                                          4,805
               Manufacturer of High Speed Copiers
-----------------------------------------------------------------
                                                           65,008
                                                        ---------
Europe: Total                                           1,277,432

-----------------------------------------------------------------
Asia: 17.9%

               >Hong Kong: 4.4%
  43,000,000   Li & Fung                                   78,285
               Sourcing of Consumer Goods
   6,000,000   TVB                                         31,540
               Television Broadcasting
-----------------------------------------------------------------
                                                          109,825

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International

      >Statement of Investments, continued

Number of Shares                                      Value (000)
-----------------------------------------------------------------

               >Japan: 7.1%
     350,000   Orix                                      $ 35,037
               Finance Leasing
     200,000   Nintendo                                    31,429
               Video Game Software & Hardware
      40,000   Bellsystem24                                16,073
               Call Centers
     200,000   Konami                                      14,972
               Video Game Software Developer
     700,000   Olympus Optical                             12,076
               Medical Equipment & Cameras
     125,000   Hirose Electric                             12,011
               Electrical Connectors
     300,000   Ryohin Keikaku                              11,478
               Own Brand Specialty Retailer
      50,000   Rohm                                         9,478
               Semiconductor Design & Manufacturing
     150,000   Otsuka Kagu                                  8,779
               Furniture Retailer
     125,000   Aeon Credit Service                          7,174
               Credit Card Issuer
     110,000   Misumi                                       6,342
               Distributor of Capital Goods Components
     250,000   Banyu Pharmaceutical                         5,645
               Ethical Drug Producer
     200,000   Wilson Learning                              4,193
               Corporate Training
      26,100   Funai Electric                               1,940
               Consumer Electronics
-----------------------------------------------------------------
                                                          176,627

               >Taiwan: 1.0%
   3,750,000   Advantech                                   11,889
               Computer Based Industrial Automation
   5,000,000   Systex (b)                                   6,159
               Systems Integrator & Internet Services
   5,000,000   Chroma Ate                                   3,548
               Test & Measurement Instruments
   4,000,000   Hitron Technology                            3,237
               Network Integration & Internet Services
-----------------------------------------------------------------
                                                           24,833

               >South Korea: 1.6%
   1,500,000   S1 Corporation                              11,995
               Security Services
   2,250,000   Samsung                                      9,175
               Trading Company
     140,000   Cheil Communications                         6,873
               Advertising
     250,000   Cheil Jedang                                 6,037
               Consumer Staples
   2,500,000   Korea Technology Investments                 4,790
               Venture Capital
-----------------------------------------------------------------
                                                           38,870

               >Singapore: 3.8%
   7,200,000   Venture Manufacturing                     $ 48,180
               Electronic Manufacturing Services
  49,300,000   Star Cruises (b)                            34,510
               Cruise Line
   2,000,000   Datacraft Asia                               9,440
               Network Integrator
     455,000   Sembcorp Logistics                           2,520
               Logistic Services for Marine Transport
-----------------------------------------------------------------
                                                           94,650
                                                         --------
Asia: Total                                               444,805

-----------------------------------------------------------------
Latin America: 3.2%
               >Mexico: 2.9%
   5,500,000   Corp Interamericana de
               Entretenimiento (b)                         22,583
               Special Events & Live Entertainment
  10,000,000   Wal-Mart de Mexico (b)                      19,854
               Discount Stores
     350,000   Grupo Televisa (b)                          15,728
               TV, Radio & Publishing
   9,000,000   Grupo Industrial Bimbo                      12,630
               Bread, Baked Goods & Snacks
-----------------------------------------------------------------
                                                           70,795

               >Argentina: 0.3%
     443,000   IRSA GDS                                     7,310
               Real Estate Management & Development
                                                         --------
Latin America: Total                                       78,105

-----------------------------------------------------------------
Other Countries: 15.4%
               >Australia: 3.7%
   7,000,000   Computershare                               33,740
     180,000   Computershare Warrants                         121
               Financial Software/Services
  21,100,100   ERG                                         32,133
               Smart Card Systems for
               Public Transportation
   2,500,000   KeyCorp (b)                                 12,931
               Smart Card Technology
     500,000   Perpetual Trustees                           9,517
               Investment Management
   1,400,000   Securenet (b)                                3,760
               IT Security Provider
-----------------------------------------------------------------
                                                           92,202

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Principal Amount or
Number of Shares                                      Value (000)
-----------------------------------------------------------------

               >Canada: 7.1%
     600,000   Celestica (b)                             $ 32,424
               Electronic Manufacturing Services
   1,150,000   Power Financial                             26,738
               Life Insurance & Mutual Funds
   1,000,000   Corus Entertainment (b)                     26,019
               CATV Programming & Radio Stations
     500,000   Precision Drilling (b)                      18,764
               Oil & Gas Well Driller
     400,000   Talisman Energy (b)                         14,851
               Oil & Gas Producer
     500,000   Canadian Hunter (b)                         13,710
               Natural Gas Producer
   2,000,000   Mosaic (b)                                  12,943
               Outsourcing Market Services
     500,000   Penn West Petroleum (b)                     12,476
               Oil & Gas Producer
     400,000   Canadian Natural Resources (b)              11,075
               Oil & Gas Producer
     812,000   Bracknell (b)                                4,551
               Electrical Contractor & Facilities
               Management
     500,000   Cinar (b)                                    2,031
               Children's TV Programming
      60,000   Intrawest                                    1,191
               Owner/Operator of Ski Resorts
-----------------------------------------------------------------
                                                          176,773

               >Israel: 4.1%
     750,000   Amdocs (b)                                  49,688
               Telecommunications Billing &
               Customer Care Software
     300,000   Comverse Technology (b)                     32,588
               Voicemail & Related Systems
     600,000   DSP Group (b)                               12,628
               DSP Based Semiconductors &
               Intellectual Property
     250,000   Gilat Satellite Network (b)                  6,375
               Satellite Communications Equipment
-----------------------------------------------------------------
                                                          101,279

               >Russia: 0.2%
      11,416   Khanty Mansiysk (b)                          4,244
  $1,500,000   Khanty Mansiysk 10% Notes
               Due 10/14/02                                 1,500
               Oil Production in Russia
-----------------------------------------------------------------
                                                            5,744

               >United States: 0.3%
     500,000   MIH (b)                                      6,500
               Pay-TV & Interactive TV Technology
-----------------------------------------------------------------
Other: Total                                              382,498

Total Common Stocks and Other                          ----------
   Equity-Like Securities: 88.0%                        2,182,840
               (Cost: $1,741,532)

Short-Term Obligations: 11.3%
               >Commercial Paper: 6.3%
               Yield 6.25% - 6.54%
               Due 1/02 - 1/08/01
     $37,755   Texaco                                      37,729
      36,418   Ford Motor Credit                           36,412
      28,966   Verizon Network Funding                     28,929
      26,945   Cargill                                     26,935
      26,223   Nestles                                     26,209
-----------------------------------------------------------------
                                                          156,214

               >Foreign Time Deposits: 5.0%
               Yield 4.00% - 4.78%
               Due 1/02/01
  107,085 EUR  State Street Bank                          107,085
   15,540 GBP  State Street Bank                           15,540
-----------------------------------------------------------------
                                                          122,625

                                                       ----------
Total Short-Term Obligations                              278,839
               (Cost: $278,839)

Total Investments: 99.3%                                2,461,679
               (Cost: $2,020,371) (a)

Cash and Other Assets Less Liabilities: 0.7%               17,433

                                                       ----------
Total Net Assets: 100%                                 $2,479,112
=================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $2,030,460 and net unrealized appreciation was $431,219 consisting of gross unrealized appreciation of $744,326 and gross unrealized depreciation of $313,107.

(b)   Non-income producing security.

(c) On December 31, 2000, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Talentum (Finland) ......................................   9.19%

The aggregate cost and value of these companies at December 31, 2000, was $11,500,000 and $9,257,000, respectively. Investments in affiliate companies represent 0.4% of total net assets at December 31, 2000. Investment activity and income amounts relating to affiliates during the year ended December 31, 2000 were as follows:

                  Dividend income                                 --
                  Net realized gain or loss              $27,934,000
                  Change in unrealized gain or loss     ($34,422,000)

                  Purchases                               $2,943,000
                  Proceeds from sales                    $32,963,000

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issuers at December 31, 2000. Therefore, the ending cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2000, $730,008 or 29.4% of the Fund's net assets was denominated in the Euro currency.

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International

      >Portfolio Diversifcation

At December 31, 2000, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                         Value (000)      Percent
-----------------------------------------------------------------
>Computer Hardware
Semiconductors                           $  30,394          1.2%
Telephone Equipment                         24,227          1.0
PCs and Peripherals                         12,931          0.5
-----------------------------------------------------------------
                                            67,552          2.7

>Computer Software
Telephone Related                           82,275          3.3
Internet                                    14,238          0.6
-----------------------------------------------------------------
                                            96,513          3.9

>Technology Services
Network/SI                                  39,469          1.6
Full Service                                37,684          1.5
Embedded Systems                            23,627          0.9
Internet/ Web Consulting                    13,844          0.6
-----------------------------------------------------------------
                                           114,624          4.6

>Telecommunications
Cable                                       19,463          0.8
Alternative Provider                        12,542          0.5
Internet Service Providers (ISP)             6,500          0.3
-----------------------------------------------------------------
                                            38,505          1.6

>Broadcasting & Media Content
Radio & TV Broadcasting                     94,942          3.8
Media Content Providers                     85,216          3.4
Hybrid Internet                             52,952          2.1
Market Research                             18,614          0.8
-----------------------------------------------------------------
                                           251,724         10.1

>Health Care
Devices & Consumables                       71,384          2.9
Services                                    59,318          2.4
Biotechnology                               25,411          1.0
-----------------------------------------------------------------
                                           156,113          6.3

>Business Services
Business Services                          252,582         10.2
Business Process Outsourcing               181,988          7.3
Logistics                                   50,326          2.0
Consumer Services                            4,193          0.2
-----------------------------------------------------------------
                                           489,089         19.7

>Financials
Asset Management                           139,825          5.6
Insurance                                   64,048          2.6
Lending Institutions                        42,210          1.7
Venture Capital                              4,790          0.2
-----------------------------------------------------------------
                                           250,873         10.1

>Consumer Goods & Services
Retail Outlets                             126,728          5.1
Branded Goods                               97,742          4.0
Leisure                                     83,790          3.4
Distribution/E-Commerce                      8,055          0.3
-----------------------------------------------------------------
                                           316,315         12.8

>Industrials
Electronic Manufacturing Services           81,433          3.3
Goods                                       61,049          2.5
R&D Design Firms                            20,602          0.8
Electronic Manufacturing                    15,436          0.6
Distribution                                 6,342          0.3
-----------------------------------------------------------------
                                           184,862          7.5

>Other Industries
Energy                                     101,833          4.1
Miscellaneous                               38,426          1.6
Utilities                                   37,851          1.5
Conglomerate                                25,956          1.0
Real Estate                                 12,604          0.5
-----------------------------------------------------------------
                                           216,670          8.7

Total Common Stocks and                --------------------------
   Other Equity-Like Securities:         2,182,840         88.0

Short-term Obligations:                    278,839         11.3

                                       --------------------------
Total Investments:                       2,461,679         99.3

Cash and Other Assets less
   Liabilities:                             17,433          0.7

                                       --------------------------
Net Assets:                             $2,479,112        100.0%
=================================================================

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                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA

      >Major Portfolio Changes in the Fourth Quarter

                                             Number of Shares
                                        -------------------------
                                         9/30/00         12/31/00

Additions
-----------------------------------------------------------------
         Health Care

Edwards Lifesciences                           0          345,000
Serologicals                                   0          102,400
Steris                                         0          100,000
Syncor International                           0           65,000

-----------------------------------------------------------------
         Consumer Goods/Services

Borders Group                                  0           65,000
ITT Educational Services                 245,000          303,000

Sales
-----------------------------------------------------------------
         Information

Aztec Technology Partners                635,000                0
Concord EFS                              153,500                0
Ezenia                                   168,400                0
Perkin Elmer                              19,000                0
PRIMEDIA                                 169,000           95,000
Tektronix                                133,000          213,000
  (Includes effect of a 2 for 1 stock split)
West Teleservices                         89,000                0

-----------------------------------------------------------------
         Health Care

First Health Group                       343,000          140,000
Lincare Holdings                         285,400          169,400

-----------------------------------------------------------------
         Finance

Acceptance Insurance                     332,100                0
Leucadia National                         93,000           49,000
Neuberger Berman                          74,700                0
TCF Financial                             79,000           10,000
UICI                                     637,700                0

-----------------------------------------------------------------
         Energy/Minerals

Dynegy                                   213,400          128,400

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA

      >Statement of Investments December 31, 2000

Number of Shares                                       Value (000)
-----------------------------------------------------------------

                                             Common Stocks: 92.8%
-----------------------------------------------------------------
Information: 35.6%

             >Broadcasting: 2.2%
   333,100   Salem Communications (b)                     $ 4,976
             Radio Stations for Religious
             Programming

             >Television Programming: 2.2%
   285,000   Mediacom Communications (b)                    4,898
             Cable Television Franchises

             >Telecommunications/Wireline
             Communications: 1.0%
    66,000   Commonwealth Telephone (b)                     2,310
             Rural Phone Franchises & CLEC

             >Mobile Communications: 8.1%
   174,000   Telephone and Data Systems                    15,660
             Cellular & Telephone Services
   182,700   Comarco                                        2,466
             Wireless Network Testing
-----------------------------------------------------------------
                                                           18,126

             >Telecommunications Equipment: 0.3%
    97,200   Aspect Communications (b)                        782
             Call Center Software

             >Computer Services: 1.5%
   155,000   Pomeroy Computer Resources (b)                 2,364
             Network Integration Services
   301,000   RCM Technologies (b)                           1,091
             Technology Staffing Services
-----------------------------------------------------------------
                                                            3,455

             >Business Software: 4.0%
   578,000   JDA Software (b)                               7,550
             Applications/Software & Services for
             Retailers
   132,000   Project Software (b)                           1,417
             Enterprise Maintenance Software
-----------------------------------------------------------------
                                                            8,967

             >Transaction Processors: 4.4%
   268,300   National Data                                  9,827
             Credit Card & Health Claims
             Processor

             >Internet: 0.2%
   170,000   Online Resources (b)                             340
             Internet Banking Technology

             >Business Information/Marketing
             Services: 3.5%
   144,700   CACI International (b)                         3,330
             Technology Services for Government
   102,800   Getty Images (b)                               3,290
             Photographs for Publications &
             Electronic Media
    95,000   PRIMEDIA (b)                                   1,134
             Specialty Magazines & Other Publications
-----------------------------------------------------------------
                                                            7,754

             >Instrumentation: 3.2%
   213,000   Tektronix                                      7,175
             Analytical Instruments

             >Semiconductors/Related Equipment: 0.7%
    76,100   DSP Group (b)                                  1,602
             Telecom Semiconductors

             >Computer Hardware/Related Systems: 4.3%
   527,600   Micros Systems (b)                             9,629
             Information Systems for Restaurants &
             Hotels
                                                          -------
             Information:  Total                           79,841

-----------------------------------------------------------------
Health Care: 15.0%

             >Biotechnology/Drug Delivery: 0.9%
   363,636   Metabolex, Series F (b)                        2,000
             Drugs for Diabetes

             >Medical Equipment: 3.4%
   345,000   Edwards Lifesciences (b)                       6,124
             Heart Valves
   100,000   Steris (b)                                     1,613
             Sterilization Devices
-----------------------------------------------------------------
                                                            7,737

             >Services: 10.7%
   169,400   Lincare Holdings (b)                           9,666
             Home Health Care Services
   140,000   First Health Group (b)                         6,519
             PPO Network
   856,100   Magellan Health Services (b)                   3,799
             Mental Health Services
    65,000   Syncor International                           2,364
             Nuclear Pharmacy for Radiopharmaceuticals
   102,400   Serologicals (b)                               1,542
             Blood Collection & Antibody Production
-----------------------------------------------------------------
                                                           23,890
                                                          -------
             Health Care:  Total                           33,627

-----------------------------------------------------------------
Consumer Goods/Services: 8.0%

             >Consumer Services: 3.6%
   303,000   ITT Educational Services (b)                   6,666
             Technology Oriented Postsecondary Degree
             Programs
    43,000   Bally Total Fitness (b)                        1,456
             National Chain of Fitness Centers
-----------------------------------------------------------------
                                                            8,122

             >Retail: 4.4%
   395,000   Gadzooks (b)                                   5,826
             Teen Apparel Retailer
    52,500   Whole Foods Market (b)                         3,209
             Natural Food Supermarkets
   65,000    Borders Group (b)                                760
             Bookstores
-----------------------------------------------------------------
                                                            9,795
                                                          -------
             Consumer Goods/Services:  Total               17,917

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA

      >Statement of Investments, continued

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
Finance: 12.6%

                 >Banks: 2.0%
       126,500   Chittenden                                         $  3,835
                 Vermont & West Massachusetts Bank
        10,000   TCF Financial                                           446
                 Great Lakes Bank
         2,750   Texas Regional Bancshares                                89
                 TexMex Bank
----------------------------------------------------------------------------
                                                                       4,370

                 >Finance Companies: 8.7%
       600,500   AmeriCredit (b)                                      16,364
                 Auto Lending
       590,000   World Acceptance (b)                                  3,245
                 Personal Loans
----------------------------------------------------------------------------
                                                                      19,609

                 >Money Management: 1.1%
       163,000   Phoenix Investment Partners                           2,557
                 Mutual Fund & Pension Manager

                 >Insurance: 0.8%
        49,000   Leucadia National                                     1,736
                 Insurance Holding Company
                                                                    --------
                 Finance:  Total                                      28,272

----------------------------------------------------------------------------
Industrial Goods/Services: 4.5%

                 >Industrial Goods: 0.3%
       111,400   Advanced Lighting Technologies (b)                      738
                 Metal Halide Lighting

                 >Industrial Services: 4.2%
       422,500   Wackenhut, Cl. B (b)                                  3,644
                 Prison Management
       346,000   Hub Group (b)                                         3,114
                 Truck & Rail Freight Forwarder
       206,900   Insurance Auto Auctions (b)                           2,483
                 Auto Salvage Services
----------------------------------------------------------------------------
                                                                       9,241
                                                                    --------
                 Industrial Goods/Services:  Total                     9,979

----------------------------------------------------------------------------
Energy/Minerals: 11.9%

                 >Oil Services: 1.6%
       371,000   Newpark Resources (b)                                 3,548
                 Oilfield Fluid Managment

                 >Oil/Gas Producers: 2.5%
       485,800   Tesoro Petroleum (b)                                  5,647
                 Oil Refinery/Gas Reserves

                 >Distribution/Marketing/Refining: 7.8%
       128,400   Dynegy                                                7,198
                 Natural Gas & Electric Processing,
                 Production & Marketing
        83,300   Equitable Resources                                   5,560
                 Natural Gas Utility & Producer
       193,000   Atmos Energy                                          4,704
                 Natural Gas Utility
----------------------------------------------------------------------------
                                                                      17,462
                                                                    --------
                 Energy/Minerals:  Total                              26,657

----------------------------------------------------------------------------
Other Industries: 5.2%

                 >Real Estate: 0.5%
        47,000   The Rouse Company                                     1,199
                 Regional Shopping Malls

                 >Regulated Utilities: 4.7%
       523,000   Conectiv                                             10,493
                 Electric Utility in New Jersey,
                 Delaware & Maryland
                                                                    --------
                 Other Industries: Total                              11,692

                                                                    --------
Total Common Stocks: 92.8%                                           207,985
                 (Cost: $197,735)

Short-Term Obligations: 1.1%
                 Yield 6.50% Due 1/02/01
$2,552           American General                                      2,552
                 (Amortized Cost:  $2,552)

                                                                    --------
Total Investments: 93.9%                                             210,537
                 (Cost: $200,287) (a)

Cash and Other Assets Less Liabilities: 6.1%                          13,711

                                                                    --------
Total Net Assets: 100%                                              $224,248
============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $200,499 and net unrealized appreciation was $10,038, consisting of gross unrealized appreciation of $49,280 and gross unrealized depreciation of $39,242.

(b)   Non-income producing security.

--------------------------------------------------------------------------------
                                       F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty

      >Major Portfolio Changes in the Fourth Quarter

                                                      Number of Shares
                                               ----------------------------
                                               9/30/00             12/31/00

Additions
---------------------------------------------------------------------------
          Europe

>Germany
Henkel                                           8,000               20,000
Rhoen-Klinikum                                  50,000               70,000

>France/Belgium
Gemplus International                                0              246,200
M6 Metropole TV                                 70,000               86,000

>United Kingdom
BG Group                                       160,000              500,000
Capita Group                                   450,000              506,000
Dimension Data                                 400,000              520,000
Enterprise Oil                                       0              225,000
Exel                                                 0               40,000
Hays                                           600,000              900,000

>Switzerland
Synthes-Stratec                                      0                2,600

>Italy
Saipem                                         450,000              700,000

>Netherlands
Fortis                                               0              270,030

---------------------------------------------------------------------------
          Asia

>Hong Kong
Li & Fung                                            0            1,209,000

>Japan
Sky Perfect Communications                           0                1,007

>Singapore
Venture Manufacturing                          560,000              643,320

---------------------------------------------------------------------------
          Other Countries

>Australia
Computershare                                  686,000            1,200,000

>Canada
Celestica                                       85,000              103,200
Talisman Energy                                100,000              147,500

Sales
---------------------------------------------------------------------------
          Europe

>Germany
MobilCom                                        19,600                    0

>Sweden
Modern Times Group                              65,000               30,000

>United Kingdom
Energis                                        450,000              200,000
NTL                                             27,500                    0
Sema Group                                     250,000               10,000
WPP Group                                      170,000                    0

>Switzerland
Julius Baer                                      1,000                  800

>Netherlands
ASR Verzekeringsgroep                           81,010                    0

---------------------------------------------------------------------------
          Other Countries

>Israel
Comverse Technology                             65,000               49,000
Amdocs                                          85,000               68,000

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty

      >Statement of Investments December 31, 2000

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                                                        Common Stocks: 96.5%
----------------------------------------------------------------------------
Europe: 61.5%

                 >Germany: 3.8%
        70,000   Rhoen Klinikum                                      $ 3,944
                 Hospital Management
        20,000   Henkel (b)                                            1,319
                 Chemicals, Detergents & Non-Food
                 Consumer Brands
----------------------------------------------------------------------------
                                                                       5,263

                 >Finland: 2.9%
       273,650   Comptel                                               3,957
                 Telephone Billing Software

                 >Sweden: 3.5%
        95,200   Netcom (b)                                            3,963
                 Telecommunication Services
        30,000   Modern Times Group (b)                                  796
                 TV, Newspapers and Electronic Commerce
----------------------------------------------------------------------------
                                                                       4,759

                 >France/Belgium: 6.4%
        40,000   RTL Group (Belgium)                                   3,297
                 TV & Radio Broadcaster
        86,000   M6 Metropole TV                                       3,237
                 Television Broadcaster
       246,200   Gemplus International                                 2,204
                 Smart Cards Products & Solutions
----------------------------------------------------------------------------
                                                                       8,738

                 >United Kingdom/Ireland: 24.6%
       550,000   Irish Life & Permanent (Ireland)                      6,840
                 Life Insurance
       900,000   Hays                                                  5,194
                 Outsourcing Services
       150,000   Logica                                                3,856
                 Computer Software & Services
       506,000   Capita Group                                          3,783
                 Outsourcing Services
       520,000   Dimension Data (b)                                    3,576
                 Networks & Computer Services
       405,000   Serco Group                                           3,239
                 Facilities Management
       500,000   BG Group                                              2,041
                 Natural Gas Producer & Distributor
       225,000   Enterprise Oil                                        1,907
                 Oil & Gas Producers
       200,000   SSL International                                     1,495
                 Medical & Footcare Products
       200,000   Energis (b)                                           1,334
                 Telecommunication Services
        40,000   Exel                                                    568
                 Freight Forwarding Logistics
        10,000   Sema Group                                               44
                 Computer Software & Services
----------------------------------------------------------------------------
                                                                      33,877

>Switzerland: 7.3%
           800   Julius Baer Holding                                   4,401
                 Private Banking, Brokerage & Mutual Funds
           800   Cie Fin Richemont                                     2,151
                 Luxury Goods, Tobacco & Pay TV
         2,600   Synthes-Stratec                                       1,930
                 Products for Orthopedic Surgery
           800   Pargesa Holdings                                      1,563
                 Industrial & Media Conglomerate
----------------------------------------------------------------------------
                                                                      10,045

                 >Italy: 6.6%
       700,000   Saipem                                                3,832
                 Offshore Construction & Drilling
       269,000   Banca Fideuram                                        3,725
                 Life Insurance & Mutual Funds
       180,000   Editoriale L'Espresso                                 1,564
                 Newspapers & Magazines Publisher
----------------------------------------------------------------------------
                                                                       9,121

                 >Netherlands: 6.4%
       270,030   Fortis (b)                                            8,803
                 Financial Services Conglomerate
                                                                    --------
                 Europe: Total                                        84,563

----------------------------------------------------------------------------
Asia: 12.6%

                 >Hong Kong: 1.6%
     1,209,000   Li & Fung                                             2,201
                 Sourcing of Consumer Goods

                 >Japan: 4.5%
        28,200   Orix                                                  2,823
                 Finance Leasing
        31,700   Oriental Land                                         2,118
                 Disney Theme Park Operator
         1,007   Sky Perfect Communications (b)                        1,319
                 Satellite TV Subscriptions
----------------------------------------------------------------------------
                                                                       6,260

                 >Taiwan: 0.9%
       150,000   United Microelectronics (b)                           1,238
                 Semiconductor Foundry

                 >Singapore: 5.6%
       643,320   Venture Manufacturing                                 4,305
                 Electronic Manufacturing Services
     4,800,000   Star Cruises (b)                                      3,360
                 Cruise Line
----------------------------------------------------------------------------
                                                                       7,665

                                                                    --------
                 Asia: Total                                          17,364

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty

      >Statement of Investments, continued

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Other Countries: 22.4%

                 >Australia: 7.2%
     1,200,000   Computershare                                         5,784
        55,000   Computershare Warrants                                   37
                 Financial Software/Services
     2,700,000   ERG                                                   4,131
                 Smart Card Systems for Public Transportation
----------------------------------------------------------------------------
                                                                       9,952

                 >Canada: 8.0%
       103,200   Celestica (b)                                         5,577
                 Electronic Manufacturing Services
       147,500   Talisman Energy (b)                                   5,476
                 Oil & Gas Producer
----------------------------------------------------------------------------
                                                                      11,053

                 >Israel: 7.2%
        49,000   Comverse Technology (b)                               5,323
                 Voicemail & Related Systems
        68,000   Amdocs (b)                                            4,505
                 Telecommunications Billing &
                 Customer Care Software
----------------------------------------------------------------------------
                                                                       9,828

                                                                    --------
                 Other: Total                                         30,833

                                                                    --------
Total Common Stocks: 96.5%                                           132,760
                 (Cost: $124,881)

Principal Amount                                                 Value (000)
----------------------------------------------------------------------------

Short-Term Obligations: 5.3%

                 Yield 6.40% - 6.50% Due 1/2/01
        $5,502   American General                                      5,501
         1,813   General Electric                                      1,813
----------------------------------------------------------------------------
                 (Amortized Cost: $7,314)                              7,314
                                                                    --------
Total Investments: 101.8%                                            140,074

                 (Cost: $132,195) (a)

Cash and Other Assets Less Liabilities: (1.8%)                        (2,428)

                                                                    --------
Total Net Assets - 100%                                             $137,646
============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $132,915 and net unrealized appreciation was $7,159, consisting of gross unrealized appreciation of $24,730 and gross unrealized depreciation of $17,571.

(b)   Non-income producing security.

(c) At December 31, 2000, $42,722 or 31.0% of the Fund's net assets was denominated in Euro currency.

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty

      >Portfolio Diversification

At December 31, 2000, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                               Value (000)         Percent
--------------------------------------------------------------------------
>Computer Related Hardware
Contract Manufacturing                              $9,882            7.2%
Computer Hardware and
  Related Equipment                                  2,204            1.6
Semiconductors and Related
  Equipment                                          1,237            0.9
--------------------------------------------------------------------------
                                                    13,323            9.7

>Software &Services
Business Software                                   12,318            9.0
Transaction Processor                                9,952            7.2
Computer Services                                    3,620            2.6
Publishing                                           1,564            1.1
--------------------------------------------------------------------------
                                                    27,454           19.9

>Media
TV Broadcasting                                      7,331            5.3
Satellite Broadcasting and
  Services                                           1,319            1.0
--------------------------------------------------------------------------
                                                     8,650            6.3

>Telecommunications
Telecommunications Equipment                         5,323            3.9
Telephone Services                                   5,297            3.8
--------------------------------------------------------------------------
                                                    10,620            7.7

>Health Care
Hospital Management                                  3,944            2.9
Medical Equipment                                    1,930            1.4
Pharmaceuticals                                      1,495            1.1
--------------------------------------------------------------------------
                                                     7,369            5.4

>Industrial Goods
Outsourcing Services                                14,417           10.5
--------------------------------------------------------------------------
                                                    14,417           10.5

>Consumer Goods & Services
Nondurables                                          3,470            2.5
Cruise Lines                                         3,360            2.5
Entertainment                                        2,118            1.5
--------------------------------------------------------------------------
                                                     8,948            6.5

>Energy & Minerals
Oil & Gas Producers                                  9,424            6.8
Oil Services                                         3,832            2.8
--------------------------------------------------------------------------
                                                    13,256            9.6

>Finance
Insurance                                           15,643           11.4
Money Management                                     8,126            5.9
Other Finance Companies                              2,823            2.1
Closed End Funds                                     1,563            1.1
--------------------------------------------------------------------------
                                                    28,155           20.5

>Other
Transportation                                         568            0.4
--------------------------------------------------------------------------
                                                       568            0.4

                                                --------------------------
Total Common Stocks:                               132,760           96.5

Short-term Obligations:                              7,314            5.3

                                                --------------------------
Total Investments:                                 140,074          101.8

Cash and Other Assets less
   Liabilities:                                     (2,428)          (1.8)

                                                --------------------------
Net Assets:                                       $137,646            100%
==========================================================================

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty

      >Major Portfolio Changes in the Fourth Quarter

                                                      Number of Shares
                                               -----------------------------
                                               9/30/00              12/31/00
Additions
----------------------------------------------------------------------------
          Information

Getty Images                                    65,000                83,000
Jabil Circuit                                   60,000                80,000
Liberty Media Group, AT&T                       90,000               150,000
Telephone and Data Systems                      18,000                38,000
Tribune                                              0                55,000

----------------------------------------------------------------------------
          Health Care

Boston Scientific                              120,000               265,000

----------------------------------------------------------------------------
          Consumer Goods/Services

Callaway Golf                                        0               100,000

Sales
----------------------------------------------------------------------------
          Information

Reynolds & Reynolds                            132,600                     0

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty

      >Statement of Investments December 31, 2000

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                                                        Common Stocks: 94.1%
----------------------------------------------------------------------------
Information: 36.6%

                 >Television Programming: 2.7%
       150,000   Liberty Media Group, AT&T (b)                       $ 2,034
                 Cable & Satellite Programming

                 >Telecommunications/Wireline
                 Communications: 1.6%
        84,000   McLeod USA                                            1,187
                 Super Regional CLEC:  Local, Long
                 Distance & Internet Services

                 >Instrumentation: 12.6%
       130,000   Tektronix                                             4,379
                 Analytical Instruments
        25,000   Perkin Elmer                                          2,625
                 Analytical Instruments for Biotech, Telecom
        30,000   Waters (b)                                            2,505
                 Chromatography, Mass Spectrometry,
                 Thermal Analysis
----------------------------------------------------------------------------
                                                                       9,509

                 >Mobile Communications: 4.6%
        38,000   Telephone and Data Systems                            3,420
                 Cellular & Telephone Services

                 >Contract Manufacturing: 2.7%
        80,000   Jabil Circuit (b)                                     2,030
                 Electronic Manufacturing Services

                 >Business Software: 1.8%
        75,000   JD Edwards (b)                                        1,336
                 Mid Market ERP Software

                 >Publishing: 3.1%
        55,000   Tribune                                               2,324
                 Publishing & Media

                 >Business Information: 7.5%
        73,000   H&R Block                                             3,020
                 Tax Preparation
        83,000   Getty Images (b)                                      2,656
                 Photographs for Publications & Electronic
                 Media
----------------------------------------------------------------------------
                                                                       5,676

                                                                    --------
                 Information: Total                                   27,516

----------------------------------------------------------------------------
Health Care: 15.0%

                 >Medical Equipment: 4.8%
       265,000   Boston Scientific (b)                                 3,627
                 Stents & Catheters

                 >Hospital/Laboratory Supplies: 4.0%
        82,200   Techne (b)                                            2,964
                 Cytokines, Antibodies, Other Reagents
                 for Life Sciences

                 >Services: 6.2%
       100,000   First Health Group (b)                                4,656
                 PPO Network

                                                                    --------
                 Health Care: Total                                   11,247

----------------------------------------------------------------------------
Consumer Goods/Services: 15.7%

                 >Leisure Vehicles: 3.9%
        74,000   Harley-Davidson                                       2,942
                 Motorcycles & Related Merchandise

                 >Retail: 2.5%
       100,000   Callaway Golf                                         1,863
                 Premium Golf Clubs & Balls

                 >Furniture & Manufacturers: 9.3%
       125,000   Herman Miller                                         3,594
                 Office Furniture
       105,000   Jones Apparel (b)                                     3,380
                 Women's Apparel
----------------------------------------------------------------------------
                                                                       6,974

                                                                    --------
                 Consumer Goods/Services: Total                       11,779

----------------------------------------------------------------------------
Finance: 14.6%

                 >Banks: 4.2%
        70,000   TCF Financial                                         3,119
                 Great Lakes Bank

                 >Money Management: 10.4%
        70,000   SEI Investments                                       7,840
                 Mutual Fund Administration &
                 Investment Management

                                                                    --------
                 Finance: Total                                       10,959

----------------------------------------------------------------------------
Industrial Goods/Services: 3.2%

                 >Logistics: 3.2%
        45,000   Expeditors International of Washington                2,416
                 International Freight Forwarder

                                                                    --------
                 Industrial Goods/Services: Total                      2,416

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty

      >Statement of Investments, continued

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Energy/Minerals: 8.8%

                 >Oil Refining/Marketing/Distribution: 6.0%
        80,000   Dynegy                                             $  4,485
                 Natural Gas & Electric Processing,
                 Production & Marketing

                 >Oil & Gas Producers: 2.8%
        35,000   Devon Energy                                          2,134
                 Oil & Gas Producer

                                                                    --------
                 Energy/Minerals: Total                                6,619

                                                                    --------
Total Common Stocks: 93.9%                                            70,536
                 (Cost: $53,600)

Short-Term Obligations: 5.3%
                 Yield 6.25% - 6.40%
                 Due 1/02 - 1/03/01
         2,008   American General                                      2,007
         2,007   General Electric                                      2,007
----------------------------------------------------------------------------
                 (Amortized Cost:  $4,014)                             4,014

                                                                    --------
Total Investments: 99.2%                                              74,550
                 (Cost: $57,614) (a)

Cash and Other Assets Less Liabilities: 0.8%                             586

                                                                    --------
Total Net Assets: 100%                                              $ 75,136
============================================================================


--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $57,614 and net unrealized appreciation was $16,936, consisting of gross unrealized appreciation of $19,740 and gross unrealized depreciation of $2,804.

(b)   Non-income producing security.

Acorn Family of Funds

      >Statements of Assets and Liabilitiesv

                                                          Acorn                Acorn                   Acorn
(in thousands)                                             Fund             International               USA
----------------------------------------------------------------------------------------------------------------
12/31/00
Assets
Investments, at value (cost: Acorn Fund
    $2,644,865; Acorn International $2,020,371;
    Acorn USA $200,287; Acorn Foreign Forty
    $132,195; Acorn Twenty $57,614)                      $4,023,653            $2,461,679              $210,537
Foreign currency
    (cost:  Acorn Fund $2,831;
        Acorn International $69,976;
        Acorn Foreign Forty $3,828)                           2,873                69,508                    --
Cash                                                              1                    --                     1
Net unrealized appreciation on
    foreign forward currency contracts                           --                 1,038                    --
Receivable for:
    Securities sold                                           2,931                12,968                24,225
    Fund shares sold                                          8,493                 8,444                   314
    Dividends and interest                                    2,455                 1,945                    --
    Other assets                                                491                 4,372                    75
----------------------------------------------------------------------------------------------------------------
    Total assets                                          4,040,897             2,559,954               235,152
Liabilities and Net Assets
Foreign currency (cost: Acorn Fund $10;
    Acorn International Fund $21,367)                            10                22,209                    --
Payable for:
    Securities purchased                                      7,051                44,328                10,510
    Fund shares redeemed                                      6,144                12,910                   166
Accrued:
    Management fee                                               --                    --                    --
    Administration fee                                            1                    --                    --
    12b-1 service & distribution fee                              2                     1                    --
    Transfer agent fee                                          292                   327                    47
    Other                                                     1,269                 1,067                   181
----------------------------------------------------------------------------------------------------------------
    Total liabilities                                        14,769                80,842                10,904
----------------------------------------------------------------------------------------------------------------
Net assets                                               $4,026,128            $2,479,112              $224,248
================================================================================================================
Pricing of Shares
Net asset value and redemption price
    per share - Class A (a)                                  $17.19                $23.84                $14.88
                                                     ($18,252/1,062)         ($10,323/433)             ($798/54)
Maximum offering price per share -
    Class A (b)                                              $18.24                $25.29                $15.79
                                                      ($17.19/.9425)        ($23.84/.9425)        ($14.88/.9425)
Net asset value and offering price
    per share - Class B (a)                                  $17.17                $23.81                $14.87
                                                       ($15,951/929)          ($5,675/238)             ($685/46)
Net asset value and offering price
    per share - Class C (a)                                  $17.17                $23.81                $14.87
                                                        ($8,510/496)          ($3,965/167)             ($347/23)
Net asset value, offering price and
    redemption price per share -
    Class Z                                                  $17.21                $23.85                $14.90
                                                ($3,983,415/231,423)  ($2,459,149/103,112)     ($222,418/14,930)
================================================================================================================
Analysis of Net Assets
Paid-in capital                                          $2,583,620            $2,010,623              $217,298
Accumulated net realized gain (loss) on
    sales of investments, futures and foreign
    currency transactions                                    63,708                36,030                (3,258)
Net unrealized appreciation of investments
    and other assets (net of unrealized
    PFIC gains of $8,026 for Acorn
    International and $385 for Acorn Foreign
    Forty)                                                1,378,800               432,791                10,250
Undistributed net investment income (loss)                       --                  (332)                  (42)
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares
    outstanding                                          $4,026,128            $2,479,112              $224,248
================================================================================================================

                                                             Acorn                 Acorn
(in thousands)                                           Foreign Forty            Twenty
-------------------------------------------------------------------------------------------
12/31/00
Assets
Investments, at value (cost: Acorn Fund
    $2,644,865; Acorn International $2,020,371;
    Acorn USA $200,287; Acorn Foreign Forty
    $132,195; Acorn Twenty $57,614)                         $140,074               $74,550
Foreign currency
    (cost:  Acorn Fund $2,831;
        Acorn International $69,976;
        Acorn Foreign Forty $3,828)                            3,789                    --
Cash                                                               1                    --
Net unrealized appreciation on
    foreign forward currency contracts                            --                    --
Receivable for:
    Securities sold                                               --                    --
    Fund shares sold                                           1,224                 1,576
    Dividends and interest                                        56                    26
    Other assets                                                  --                   357
-------------------------------------------------------------------------------------------
    Total assets                                             145,144                76,509
Liabilities and Net Assets
Foreign currency (cost: Acorn Fund $10;
    Acorn International Fund $21,367)                             --                    --
Payable for:
    Securities purchased                                       6,951                    --
    Fund shares redeemed                                         450                 1,291
Accrued:
    Management fee                                                 1                    --
    Administration fee                                            --                    --
    12b-1 service & distribution fee                              --                    --
    Transfer agent fee                                            20                    28
    Other                                                         76                    54
-------------------------------------------------------------------------------------------
    Total liabilities                                          7,498                 1,373
-------------------------------------------------------------------------------------------
Net assets                                                  $137,646               $75,136
===========================================================================================
Pricing of Shares
Net asset value and redemption price
    per share - Class A (a)                                   $17.15                $14.12
                                                         ($3,172/185)          ($3,267/231)
Maximum offering price per share -
    Class A (b)                                               $18.20                $14.98
                                                       ($17.15/.9425)        ($14.12/.9425)
Net asset value and offering price
    per share - Class B (a)                                   $17.13                $14.10
                                                          ($1,551/91)          ($4,249/301)
Net asset value and offering price
    per share - Class C (a)                                   $17.14                $14.10
                                                         ($3,399/198)           ($1,070/76)
Net asset value, offering price and
    redemption price per share -
    Class Z                                                   $17.15                $14.13
                                                     ($129,524/7,552)       ($66,550/4,710)
===========================================================================================
Analysis of Net Assets
Paid-in capital                                             $129,806               $58,208
Accumulated net realized gain (loss) on
    sales of investments, futures and foreign
    currency transactions                                        145                    (2)
Net unrealized appreciation of investments
    and other assets (net of unrealized
    PFIC gains of $8,026 for Acorn
    International and $385 for Acorn Foreign
    Forty)                                                     7,619                16,936
Undistributed net investment income (loss)                        76                    (6)
-------------------------------------------------------------------------------------------
Net assets applicable to Fund shares
    outstanding                                             $137,646               $75,136
===========================================================================================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements

Acorn Family of Funds

      >Statements of Operations

                                                                             Acorn Fund                          Acorn
                                                                                                              International

                                                               Year              Year              Year              Year
(in thousands)                                                 ended 12/31,      ended 12/31,      ended 12/31,      ended 12/31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                       2000              1999              2000              1999
Investment Income:
    Dividends                                                    $  33,918       $    34,159       $    18,915       $    20,878
    Interest                                                        20,238            11,416            15,040             4,883
---------------------------------------------------------------------------------------------------------------------------------
                                                                    54,156            45,575            33,955            25,761
    Foreign taxes withheld                                            (222)             (330)           (2,145)           (2,094)
---------------------------------------------------------------------------------------------------------------------------------
            Total investment income                                 53,934            45,245            31,810            23,667
Expenses:
    Investment advisory                                             26,750            23,437            23,515            15,668
    Administration                                                   1,958             1,699             1,484               961
    12b-1 Service & Distribution fees                                   26                --                12                --
    Custodian                                                        1,063               875             3,648             2,321
    Transfer and dividend disbursing agent                           1,339             1,312             1,344             1,380
    Reports to shareholders                                            521               448               509               446
    Legal and audit                                                    268               229               175               136
    Registration and blue sky                                           61                64               105                58
    Trustees' and other                                                668               683               538               399
---------------------------------------------------------------------------------------------------------------------------------
            Total expenses                                          32,654            28,747            31,330            21,369
    Less custodian fees paid indirectly                                (23)               --               (36)               --
    Less reimbursement of expenses by advisor                           --                --                --                --
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                    32,631            28,747            31,294            21,369
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        21,303            16,498               516             2,298
Net Realized and Unrealized Gain (Loss) on Investments,
  Futures and Foreign Currency Transactions:
  Net realized gain (loss) on sales of investments                 510,269           915,362           484,818           205,354
  Net realized gain (loss) on foreign currency transactions            (66)             (110)           11,862             1,133
  Net realized loss on futures                                        (315)           (6,918)               --              (403)
  Change in net unrealized appreciation of
    investments and foreign currency transactions                 (159,291)           92,272        (1,142,570)        1,054,166
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                        350,597         1,000,606          (645,890)        1,260,250
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $ 371,900       $ 1,017,104       $  (645,374)      $ 1,262,548
=================================================================================================================================

                                                                                    Acorn
                                                       Acorn USA                 Foreign Forty                Acorn Twenty

                                                Year           Year          Year          Year          Year           Year
(in thousands)                                  ended 12/31,   ended 12/31,  ended 12/31,  ended 12/31,  ended 12/31,   ended 12/31,
------------------------------------------------------------------------------------------------------------------------------------
                                                        2000           1999          2000          1999          2000           1999
Investment Income:
    Dividends                                      $  1,333       $  2,223      $  1,035      $    459       $   298       $    280
    Interest                                          1,192          1,259           362           158           225            130
------------------------------------------------------------------------------------------------------------------------------------
                                                      2,525          3,482         1,397           617           523            410
    Foreign taxes withheld                               --             --          (120)          (42)           --             --
------------------------------------------------------------------------------------------------------------------------------------
            Total investment income                   2,525          3,482         1,277           575           523            410
Expenses:
    Investment advisory                               2,844          2,805         1,334           426           585            503
    Administration                                      152            150            70            22            33             28
    12b-1 Service & Distribution fees                     2             --             5            --             6             --
    Custodian                                            45             43           215            85            13             12
    Transfer and dividend disbursing agent              189            218           113            60           123            105
    Reports to shareholders                              66             95            44            53            48             75
    Legal and audit                                      53             41            32            29            28             29
    Registration and blue sky                            50             26            42            25            32             20
    Trustees' and other                                  96             85            24             6            11             17
------------------------------------------------------------------------------------------------------------------------------------
            Total expenses                            3,497          3,463         1,879           706           879            789
    Less custodian fees paid indirectly                  (4)            (6)           (7)          (13)          (12)           (11)
    Less reimbursement of expenses by advisor            --             --            --           (42)           --            (23)
------------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                      3,493          3,457         1,872           651           867            755
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           (968)            25          (595)          (76)         (344)          (345)
Net Realized and Unrealized Gain (Loss) on
    Investments, Futures and Foreign Currency
    Transactions:
  Net realized gain (loss) on sales of investments   (2,868)        38,768         5,742           792         1,280          5,015
  Net realized gain (loss) on foreign currency
    transactions                                         --             --            48            --            --             --
  Net realized loss on futures                           --             --            --            --            --             --
  Change in net unrealized appreciation of
    investments and foreign currency transactions   (37,432)        30,941       (30,276)       36,932         5,498          8,906
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments, futures and foreign currency
    transactions                                    (40,300)        69,709       (24,486)       37,724         6,778         13,921
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  $(41,268)      $ 69,734      $(25,081)     $ 37,648       $ 6,434       $ 13,576
====================================================================================================================================

See accompanying notes to financial statements


                                     42 & 43

Acorn Family of Funds

      >Statements of Changes in Net Assets

                                                                         Acorn Fund                           Acorn
                                                                                                          International

                                                               Year              Year                Year            Year
(in thousands)                                                 ended 12/31,      ended 12/31,        ended 12/31,    ended 12/31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                       2000              1999                2000            1999
From Operations:
    Net investment income (loss)                                   $21,303           $16,498                $516          $2,298
    Net realized gain (loss) on sales of investments,
        futures and foreign currency transactions                  509,888           908,334             496,680         206,084
    Change in net unrealized appreciation of
        investments and foreign currency transactions             (159,291)           92,272          (1,142,570)      1,054,166
---------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
                resulting from operations                          371,900         1,017,104            (645,374)      1,262,548
Distributions to Shareholders From:
    Net investment income - Class A                                    (13)               --                  --              --
    Net realized gain - Class A                                       (386)               --                (293)             --
    Net investment income - Class B                                    (16)               --                  --              --
    Net realized gain - Class B                                       (470)               --                (212)             --
    Net investment income - Class C                                     (7)               --                  --              --
    Net realized gain - Class C                                       (207)               --                (135)             --
    Net investment income - Class Z                                (23,731)          (16,501)            (57,949)        (16,992)
    Net realized gain - Class Z                                   (604,477)         (638,460)           (377,896)       (119,344)
    In excess of net investment income -- Class Z                       --                --                  --              --
---------------------------------------------------------------------------------------------------------------------------------
            Total distributions to shareholders                   (629,307)         (654,961)           (436,485)       (136,336)
From Fund Share Transactions (a):
    Reinvestment of dividends and capital
        gain distributions - Class A                                   386                --                 281              --
    Proceeds from other shares sold - Class A                       18,736                --              22,009              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                    19,122                --              22,290              --
    Payments for shares redeemed - Class A                          (1,351)               --             (11,648)             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                    17,771                --              10,642              --
    Reinvestment of dividends and capital
        gain distributions - Class B                                   424                --                 193              --
    Proceeds from other shares sold - Class B                       15,388                --               5,846              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                    15,812                --               6,039              --
    Payments for shares redeemed - Class B                            (224)               --                 (53)             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                    15,588                --               5,986              --
    Reinvestment of dividends and capital
        gain distributions - Class C                                   186                --                 105              --
    Proceeds from other shares sold - Class C                        8,646                --               6,240              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                     8,832                --               6,345              --
    Payments for shares redeemed - Class C                            (588)               --              (2,205)             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                     8,244                --               4,140              --
    Reinvestment of dividends and capital
        gain distributions - Class Z                               570,322           586,161             402,800         128,048
    Proceeds from other shares sold - Class Z                      679,209           346,317           1,638,922         648,562
---------------------------------------------------------------------------------------------------------------------------------
                                                                 1,249,531           932,478           2,041,722         776,610
    Payments for shares redeemed - Class Z                        (928,438)         (923,243)         (1,369,722)       (760,116)
---------------------------------------------------------------------------------------------------------------------------------
                                                                   321,093             9,235             672,000          16,494
---------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets from
                Fund share transactions                            362,696             9,235             692,768          16,494
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            105,289           371,378            (389,091)      1,142,706
Net Assets:
    Beginning of period                                          3,920,839         3,549,461           2,868,203       1,725,497
---------------------------------------------------------------------------------------------------------------------------------
    End of period                                               $4,026,128        $3,920,839          $2,479,112      $2,868,203
=================================================================================================================================
Undistributed Net Investment Income (Loss)                              --            $2,528               $(332)        $54,598
=================================================================================================================================

                                                                                                         Acorn
                                                                      Acorn USA                       Foreign Forty

                                                            Year              Year              Year              Year
(in thousands)                                              ended 12/31,      ended 12/31,      ended 12/31,      ended 12/31,
------------------------------------------------------------------------------------------------------------------------------
                                                                    2000              1999              2000              1999
From Operations:
    Net investment income (loss)                                  $(968)              $25             $(595)             $(76)
    Net realized gain (loss) on sales of investments,
        futures and foreign currency transactions                (2,868)           38,768             5,790               792
    Change in net unrealized appreciation of
        investments and foreign currency transactions           (37,432)           30,941           (30,276)           36,932
------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
                resulting from operations                       (41,268)           69,734           (25,081)           37,648
Distributions to Shareholders From:
    Net investment income - Class A                                  --                --                --                --
    Net realized gain - Class A                                      --                --                --                --
    Net investment income - Class B                                  --                --                --                --
    Net realized gain - Class B                                      --                --                --                --
    Net investment income - Class C                                  --                --                --                --
    Net realized gain - Class C                                      --                --                --                --
    Net investment income - Class Z                                (150)               --              (221)               --
    Net realized gain - Class Z                                  (7,066)          (28,268)             (765)              (99)
    In excess of net investment income -- Class Z                    --                --               (43)               --
------------------------------------------------------------------------------------------------------------------------------
            Total distributions to shareholders                  (7,216)          (28,268)           (1,029)              (99)
From Fund Share Transactions (a):
    Reinvestment of dividends and capital
        gain distributions - Class A                                 --                --                --                --
    Proceeds from other shares sold - Class A                       824                --             3,394                --
------------------------------------------------------------------------------------------------------------------------------
                                                                    824                --             3,394                --
    Payments for shares redeemed - Class A                          (81)               --              (142)               --
------------------------------------------------------------------------------------------------------------------------------
                                                                    743                --             3,252
    Reinvestment of dividends and capital
        gain distributions - Class B                                 --                --                --                --
    Proceeds from other shares sold - Class B                     1,145                --             1,583                --
------------------------------------------------------------------------------------------------------------------------------
                                                                  1,145                --             1,583                --
    Payments for shares redeemed - Class B                         (474)               --               (24)               --
------------------------------------------------------------------------------------------------------------------------------
                                                                    671                --             1,559                --
    Reinvestment of dividends and capital
        gain distributions - Class C                                 --                --                --                --
    Proceeds from other shares sold - Class C                       670                --             3,545                --
------------------------------------------------------------------------------------------------------------------------------
                                                                    670                --             3,545                --
    Payments for shares redeemed - Class C                         (352)               --              (201)               --
------------------------------------------------------------------------------------------------------------------------------
                                                                    318                --             3,344                --
    Reinvestment of dividends and capital
        gain distributions - Class Z                              7,066            25,972               971                94
    Proceeds from other shares sold - Class Z                    92,331           118,916           258,241            66,325
------------------------------------------------------------------------------------------------------------------------------
                                                                 99,397           144,888           259,212            66,419
    Payments for shares redeemed - Class Z                     (199,825)          (95,877)         (210,962)          (12,402)
------------------------------------------------------------------------------------------------------------------------------
                                                               (100,428)           49,011            48,250            54,017
------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets from
                Fund share transactions                         (98,696)           49,011            56,405            54,017
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (147,180)           90,477            30,295            91,566
Net Assets:
    Beginning of period                                         371,428           280,951           107,351            15,785
------------------------------------------------------------------------------------------------------------------------------
    End of period                                              $224,248          $371,428          $137,646          $107,351
==============================================================================================================================
Undistributed Net Investment Income (Loss)                         ($42)              $25               $76              $219
==============================================================================================================================

                                                                 Acorn Twenty

                                                           Year             Year
(in thousands)                                             ended 12/31,     ended 12/31,
----------------------------------------------------------------------------------------
                                                                   2000             1999
From Operations:
    Net investment income (loss)                                 $(344)           $(345)
    Net realized gain (loss) on sales of investments,
        futures and foreign currency transactions                1,280            5,015
    Change in net unrealized appreciation of
        investments and foreign currency transactions            5,498            8,906
----------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
                resulting from operations                        6,434           13,576
Distributions to Shareholders From:
    Net investment income - Class A                                 --               --
    Net realized gain - Class A                                    (11)              --
    Net investment income - Class B                                 --               --
    Net realized gain - Class B                                    (18)              --
    Net investment income - Class C                                 --               --
    Net realized gain - Class C                                     (6)              --
    Net investment income - Class Z                                 --               --
    Net realized gain - Class Z                                 (4,826)            (705)
    In excess of net investment income -- Class Z                   --               --
----------------------------------------------------------------------------------------
            Total distributions to shareholders                 (4,861)            (705)
From Fund Share Transactions (a):
    Reinvestment of dividends and capital
        gain distributions - Class A                                 9               --
    Proceeds from other shares sold - Class A                    3,774               --
----------------------------------------------------------------------------------------
                                                                 3,783               --
    Payments for shares redeemed - Class A                        (585)              --
----------------------------------------------------------------------------------------
                                                                 3,198
    Reinvestment of dividends and capital
        gain distributions - Class B                                19               --
    Proceeds from other shares sold - Class B                    4,172               --
----------------------------------------------------------------------------------------
                                                                 4,191               --
    Payments for shares redeemed - Class B                         (16)              --
----------------------------------------------------------------------------------------
                                                                 4,175               --
    Reinvestment of dividends and capital
        gain distributions - Class C                                 5               --
    Proceeds from other shares sold - Class C                    1,053               --
----------------------------------------------------------------------------------------
                                                                 1,058               --
    Payments for shares redeemed - Class C                          (3)              --
----------------------------------------------------------------------------------------
                                                                 1,055               --
    Reinvestment of dividends and capital
        gain distributions - Class Z                             4,613              658
    Proceeds from other shares sold - Class Z                   16,851           34,563
----------------------------------------------------------------------------------------
                                                                21,464           35,221
    Payments for shares redeemed - Class Z                     (24,799)         (13,346)
----------------------------------------------------------------------------------------
                                                                (3,335)          21,875
----------------------------------------------------------------------------------------
            Net increase (decrease) in net assets from
                Fund share transactions                          5,093           21,875
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          6,666           34,746
Net Assets:
    Beginning of period                                         68,470           33,724
----------------------------------------------------------------------------------------
    End of period                                              $75,136          $68,470
========================================================================================
Undistributed Net Investment Income (Loss)                         ($6)             $--
========================================================================================

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements.


                                     44 & 45

Acorn Family of Funds

      >Statements of Changes in Net Assets continued

                                                                     Acorn Fund                           Acorn
                                                                                                      International

                                                             Year            Year                Year            Year
(in thousands)                                               ended 12/31,    ended 12/31,        ended 12/31,    ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                     2000            1999                2000            1999
Number of Fund Shares (a)
  Shares issued in reinvestment and capital gains
      distributions - Class A                                         24              --                  11              --
  Shares sold - Class A                                            1,120              --                 903              --
-----------------------------------------------------------------------------------------------------------------------------
                                                                   1,144              --                 914              --
  Less shares redeemed - Class A                                     (82)             --                (481)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class A                     1,062              --                 433              --

  Shares issued in reinvestment and capital gains
      distributions - Class B                                         27              --                   8              --
  Shares sold - Class B                                              916              --                 232              --
-----------------------------------------------------------------------------------------------------------------------------
                                                                     943              --                 240              --
  Less shares redeemed - Class B                                     (14)             --                  (2)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class B                       929              --                 238              --

  Shares issued in reinvestment and capital gains
      distributions - Class C                                         13              --                   5              --
  Shares sold - Class C                                              519              --                 249              --
-----------------------------------------------------------------------------------------------------------------------------
                                                                     532              --                 254              --
  Less shares redeemed - Class C                                     (36)             --                 (87)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class C                       496              --                 167              --

  Shares issued in reinvestment and capital gains
      distributions - Class Z                                     34,165          19,615              15,422          25,580
  Shares sold - Class Z                                           37,462          33,973              49,035           4,028
-----------------------------------------------------------------------------------------------------------------------------
                                                                  71,627          53,588              64,457          29,608
  Less shares redeemed - Class Z                                 (51,822)        (52,676)            (42,523)        (31,304)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding - Class Z         19,805             912              21,934          (1,696)


                                                                                      Acorn
                                                         Acorn USA                Foreign Forty                Acorn Twenty

                                                  Year          Year          Year          Year          Year          Year
(in thousands)                                    ended 12/31,  ended 12/31,  ended 12/31,  ended 12/31,  ended 12/31,  ended 12/31,
------------------------------------------------------------------------------------------------------------------------------------
                                                           2000          1999          2000          1999          2000         1999
Number of Fund Shares (a)
  Shares issued in reinvestment and capital gains
      distributions - Class A                               --            --            --           --            1           --
  Shares sold - Class A                                     59            --           193           --          272           --
------------------------------------------------------------------------------------------------------------------------------------
                                                            59            --           193           --          273           --
  Less shares redeemed - Class A                            (5)           --            (8)          --          (42)          --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class A              54            --           185           --          231           --

  Shares issued in reinvestment and capital gains
      distributions - Class B                               --            --            --           --            1           --
  Shares sold - Class B                                     81            --            92           --          301           --
------------------------------------------------------------------------------------------------------------------------------------
                                                            81            --            92           --          302           --
  Less shares redeemed - Class B                           (35)           --            (1)          --           (1)          --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class B              46            --            91           --          301           --

  Shares issued in reinvestment and capital gains
      distributions - Class C                               --            --            --           --            1           --
  Shares sold - Class C                                     48            --           210           --           76           --
------------------------------------------------------------------------------------------------------------------------------------
                                                            48            --           210           --           77           --
  Less shares redeemed - Class C                           (25)           --           (12)          --           (1)          --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class C              23            --           198           --           76           --

  Shares issued in reinvestment and capital gains
      distributions - Class Z                              509         7,922            48        4,836          346        2,862
  Shares sold - Class Z                                  6,133         1,645        12,956            7        1,239           51
------------------------------------------------------------------------------------------------------------------------------------
                                                         6,642         9,567        13,004        4,843        1,585        2,913
  Less shares redeemed - Class Z                       (13,882)       (6,383)      (10,839)        (891)      (1,871)      (1,067)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding
      - Class Z                                         (7,240)        3,184         2,165        3,952         (286)       1,846

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements Year


                                    46 & 47

Acorn Family of Funds

      >Financial Highlights

Acorn Fund                                                 Class A             Class B             Class C
-----------------------------------------------------------------------------------------------------------
Selected data for a share of each class
outstanding throughout each                                  For the period ended December 31, 2000 (a)
period is as follows:
Net Asset Value, Beginning of Period                        $17.88              $17.88              $17.88
===========================================================================================================
Income from Investment Operations
    Net investment income (b)                                  .01                (.01)               (.01)
    Net realized and unrealized gain                          1.22                1.22                1.22
-----------------------------------------------------------------------------------------------------------
    Total from investment operations                          1.23                1.21                1.21
-----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
    From net investment income                                (.06)               (.06)               (.06)
    From net realized gains                                  (1.86)              (1.86)              (1.86)
-----------------------------------------------------------------------------------------------------------
    Total distributions declared to shareholders             (1.92)              (1.92)              (1.92)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $17.19              $17.17              $17.17
===========================================================================================================
Total Return  (c) (d)                                         7.40%               7.27%               7.27%
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
    Expenses (e) (f)                                          1.03%               1.68%               1.68%
    Net investment income (e) (f)                              .39%               (.26%)              (.26%)
    Portfolio Turnover                                          29%                 29%                 29%
    Net assets at end of period (000's)                    $18,252             $15,951              $8,510

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)   Annualized.

Acorn International                                        Class A             Class B            Class C
----------------------------------------------------------------------------------------------------------
Selected data for a share of each class
outstanding throughout each                                  For the period ended December 31, 2000 (a)
period is as follows:
Net Asset Value, Beginning of Period                        $28.67              $28.67             $28.67
==========================================================================================================
Income from Investment Operations
    Net investment income (b)                                  .02                (.01)              (.01)
    Net realized and unrealized gain                         (1.26)              (1.26)             (1.26)
----------------------------------------------------------------------------------------------------------
    Total from investment operations                         (1.24)              (1.27)             (1.27)
----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
    From net investment income                                 .00                 .00                .00
    From net realized gains                                  (3.59)              (3.59)             (3.59)
----------------------------------------------------------------------------------------------------------
    Total distributions declared to shareholders             (3.59)              (3.59)             (3.59)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $23.84              $23.81             $23.81
==========================================================================================================
Total Return (c) (d)                                         (4.85%)             (4.97%)            (4.97%)
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
    Expenses (e) (f)                                           .59%               1.24%              1.24%
    Net investment income (e) (f)                              .40%               (.25%)             (.25%)
    Portfolio Turnover                                          63%                 63%                63%
    Net assets at end of period (000's)                    $10,323              $5,675             $3,965

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)   Annualized.

See accompanying notes to financial statements


                                    48 & 49

Acorn USA                                        Class A            Class B            Class C
-----------------------------------------------------------------------------------------------
Selected data for a share of each class
outstanding throughout each                         For the period ended December 31, 2000 (a)
period is as follows:
Net Asset Value, Beginning of Period              $13.83             $13.83             $13.83
-----------------------------------------------------------------------------------------------
Income from Investment Operations
    Net investment income (b)                       (.01)              (.03)              (.03)
    Net realized and unrealized gain                1.06               1.07               1.07
-----------------------------------------------------------------------------------------------
    Total from investment operations                1.05               1.04               1.04
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $14.88             $14.87             $14.87
===============================================================================================
Total Return (c) (d)                                7.59%              7.52%              7.52%
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets
    Expenses (e) (f)                                1.17%              1.82%              1.82%
    Net investment income (e) (f)                   (.49%)            (1.14%)            (1.14%)
    Portfolio Turnover                                45%                45%                45%
    Net assets at end of period (000's)             $798               $685               $347

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)   Annualized.

Acorn Foreign Forty                                Class A              Class B              Class C
-----------------------------------------------------------------------------------------------------
Selected data for a share of each class
outstanding throughout each                            For the period ended December 31, 2000 (a)
period is as follows:
Net Asset Value, Beginning of Period                $17.71               $17.71               $17.71
-----------------------------------------------------------------------------------------------------
Income from Investment Operations
    Net investment income (b)                         (.03)                (.05)                (.05)
    Net realized and unrealized gain                  (.53)                (.53)                (.53)
-----------------------------------------------------------------------------------------------------
    Total from investment operations                  (.56)                (.58)                (.58)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $17.15               $17.13               $17.14
=====================================================================================================
Total Return (c) (d)                                 (3.16%)              (3.27%)              (3.22%)
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
    Expenses (e) (f)                                  1.29%                1.94%                1.94%
    Net investment income (e) (f)                     (.79%)              (1.44%)              (1.44%)
    Portfolio Turnover                                  79%                  79%                  79%
    Net assets at end of period (000's)             $3,172               $1,551               $3,399

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)   Annualized.

See accompanying notes to financial statements

Acorn Twenty                                                Class A              Class B              Class C
--------------------------------------------------------------------------------------------------------------
Selected data for a share of each class
outstanding throughout each                                    For the period ended December 31, 2000 (a)
period is as follows:
Net Asset Value, Beginning of Period                         $13.47               $13.47               $13.47
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations
    Net investment income (b)                                   .01                 (.01)                (.01)
    Net realized and unrealized gain                            .84                  .84                  .84
--------------------------------------------------------------------------------------------------------------
    Total from investment operations                            .85                  .83                  .83
Less Distributions Declared to Shareholders
    From net investment income                                 (.01)                (.01)                (.01)
    From net realized gains                                    (.19)                (.19)                (.19)
--------------------------------------------------------------------------------------------------------------
    Total distributions declared to shareholders               (.20)                (.20)                (.20)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $14.12               $14.10               $14.10
==============================================================================================================
Total Return (c) (d)                                           6.32%                6.17%                6.17%
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
    Expenses (e) (f)                                            .76%                1.41%                1.41%
    Net investment income (e) (f)                               .23%                (.42%)               (.42%)
    Portfolio Turnover                                          116%                 116%                 116%
    Net assets at end of period (000's)                      $3,267               $4,249               $1,070

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)   Annualized.

See accompanying notes to financial statements

Acorn Family of Funds

      >Notes to Financial Statements

1. Nature of Operations

Liberty Acorn Fund (formerly Acorn Fund), Liberty Acorn International (formerly Acorn International), Liberty Acorn USA (formerly Acorn USA), Liberty Acorn Twenty (formerly Acorn Twenty) and Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty) (the "Funds") are series of Liberty Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. Effective October 16, 2000, the Funds began offering Class A, Class B and Class C shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class Z shares are presented in a separate annual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2. Significant Accounting Policies

      >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit

Acorn Family of Funds

      >Notes to Financial Statements continued

risk should a counterparty fail to perform under such contracts.

      None of the Funds had futures contracts open at December 31, 2000. Liberty Acorn International entered into forward contracts to sell foreign currency as described below:

Liberty Acorn International

     Foreign                        Settlement      U.S. Dollar    Unrealized
  Amount (000)      Currency           Date       Proceeds (000)   Gain (000)
--------------------------------------------------------------------------------
    5,260,000     Japanese Yen        3/16/01         $46,522        $1,038
                                                                     ======

Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty did not enter into any futures or forward foreign currency contracts during the year ended December 31, 2000.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      >Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

      The Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

Liberty Acorn International
-----------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 1999                                            $65,710
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2000                                        (18,277)
Unrealized appreciation recognized in
prior years on PFIC's sold during 2000                          (39,407)
                                                             ----------
Cumulative unrealized appreciation on
PFIC's recognized at December 31, 2000                           $8,026
                                                             ----------

Liberty Acorn Foreign Forty
-----------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 1999                                               $305
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2000                                            198
Unrealized appreciation recognized in
prior years on PFIC's sold during 2000                             (118)

                                                             ----------
Cumulative unrealized appreciation on
PFIC's recognized at December 31, 2000                             $385
                                                             ----------

      Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

3. Transactions with Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
-----------------------------------------------------------------------
Net asset value:
For the first $700 million                                         .75%
Next $1.300 billion                                                .70%
Net assets in excess of $2 billion                                 .65%

Liberty Acorn International
-----------------------------------------------------------------------
Net asset value:
For the first $100 million                                        1.20%
Next $400 million                                                  .95%
Net assets in excess of $500 million                               .75%

Liberty Acorn USA
-----------------------------------------------------------------------
Net asset value:
For the first $200 million                                         .95%
Net assets in excess of $200 million                               .90%

Liberty Acorn Foreign Forty
-----------------------------------------------------------------------
On average daily net assets:                                       .95%

Liberty Acorn Twenty
-----------------------------------------------------------------------
On average daily net assets:                                       .90%

      WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the Distributor), an affiliate of the Advisor, is the Fund's principal underwriter. For the period ended, December 31, 2000, Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty have been advised that the Distributor retained no net underwriting discounts on the sale of Class A shares and received contingent deferred sales charges of $3,486, $4,158, $249, $479 and $65, respectively, on Class A, Class B and Class C share redemptions.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75%, annually, of the average net assets attributable to Class A, Class B and Class C net assets, respectively.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

      Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are comprised of 0.07% annually of the average net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Fund's paid trustees' fees and expenses of the following:

---------------------------------------------------------------------------
(in thousands)                                          2000           1999

Liberty Acorn Fund                                      $335           $293
Liberty Acorn International                              252            150
Liberty Acorn USA                                         30             24
Liberty Acorn Foreign Forty                               12              2
Liberty Acorn Twenty                                       7              4
                                                      ---------------------
                                                        $636           $473
                                                      =====================

      WAM advanced Liberty Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August 2001.

4. Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5. Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Fund's are as follows.

Liberty Acorn Fund
---------------------------------------------------------------------------
(in thousands)                                          2000           1999

Investment securities
  Purchases                                       $1,045,117     $1,092,137
  Proceeds from sales                              1,208,458      1,809,918
===========================================================================

Liberty Acorn International
---------------------------------------------------------------------------
(in thousands)                                          2000           1999

Investment securities
  Purchases                                       $1,772,765       $846,014
  Proceeds from sales                              1,704,811        844,062
===========================================================================

Liberty Acorn USA
---------------------------------------------------------------------------
(in thousands)                                          2000           1999

Investment securities
  Purchases                                         $127,624       $138,244
  Proceeds from sales                                214,498        135,001
===========================================================================

Liberty Acorn Foreign Forty
---------------------------------------------------------------------------
(in thousands)                                          2000           1999

Investment securities
  Purchases                                         $160,219        $76,252
  Proceeds from sales                                104,921         26,238
===========================================================================

Liberty Acorn Twenty
---------------------------------------------------------------------------
(in thousands)                                          2000           1999

Investment securities
  Purchases                                          $71,917        $71,463
  Proceeds from sales                                 71,661         53,710
===========================================================================

6. Capital Loss Carryforwards

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                        Year of           Capital Loss
                                        Expiration        Carryforward

Liberty Acorn USA                       2008                  $528,000

Acorn Family of Funds

      >Report of Independent Auditors

To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Liberty Acorn Fund (formerly Acorn Fund), Liberty Acorn International (formerly Acorn International), Liberty Acorn USA (formerly Acorn USA), Liberty Acorn Twenty (formerly Acorn Twenty) and Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty), comprising the Liberty Acorn Trust, as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An auditing includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Liberty Acorn Trust as of December 31, 2000, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 23, 2001

Notes

The Liberty Acorn
---------------------------
            Family of Funds

Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Allan B. Muchin
Robert E. Nason
Katherine Schipper
Ralph Wanger

Offcers

Ralph Wanger
President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Steven A. Radis
Vice President and Secretary

Leah J. Zell
Vice President

Important Information About This Report

The Transfer Agent for Liberty Acorn Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The Investment Advisor for Liberty Acorn Funds is:

Liberty Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, IL 60606-5016
800-922-6769

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Acorn Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Acorn Funds

                              Give me Liberty.(SM)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.

Liberty Acorn Funds Annual Report, December 31, 2000

                                                                -------------
                                                                  PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                Holliston, MA
                                                                PERMIT NO. 20
                                                                -------------


[LOGO] L I B E R T Y
       -----------------
               F U N D S

Liberty Funds Disbributor, Inc. (C) 2001
One Financial Center, Boston, MA 02111-2621
800-426-3750 www.libertyfunds.com

                                                   ACN-420E-0101 (2/01) (01/466)